UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                           Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CUISINE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Title of each class of securities to which transaction applies:

(1.)

Aggregate number of securities to which transaction applies:

(2.)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(3.)

Proposed maximum aggregate value of transaction:

(4.)

Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1.)

Amount Previously Paid:

(2.)

Form, Schedule or Registration Statement No.:

(3.)

Filing Party:

(4.)

Date Filed:

PRELIMINARY COPY

CUISINE SOLUTIONS, INC.
2800 EISENHOWER AVENUE, SUITE 450
ALEXANDRIA, VIRGINIA  22314

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [                    ], 2009

Dear Stockholders,

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Cuisine Solutions, Inc., a Delaware corporation (the “Company”), which will be held at the offices of Cooley Godward Kronish LLP (“Cooley Godward Kronish”), One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, Virginia  20190 at 9:30 a.m. local time on [                    ], 2009.

The Special Meeting is being held for the following purposes:

1.

To consider and vote upon a proposal to amend our Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”), to effect a 1-for-5,000 reverse stock split (the “Reverse Stock Split”) of our common stock, $0.01 par value per share (the “Common Stock”).

2.

To consider and vote upon a proposal to amend our Restated Certificate, to effect, immediately after the Reverse Stock Split, a 5,000-for-1 forward stock split of our Common Stock (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Transaction”).  As a result of the Transaction:

•

each share of Common Stock held by a stockholder of record owning fewer than 5,000 shares at the effective time of the Reverse Stock Split will be converted into the right to receive $1.30 in cash, without interest, on a pre-split basis (the “Consideration Price”); and

•

each share of Common Stock held by a stockholder of record owning 5,000 shares or more immediately prior to the effective time of the Reverse Stock Split will continue to represent one share of Common Stock after completion of the Transaction.

Copies of the proposed amendments to our Restated Certificate are attached hereto as Annex A to the accompanying proxy statement.

3.

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

A special committee of the Board of Directors, consisting solely of independent directors (the “Special Committee”), was formed to determine the advisability and fairness to us and our stockholders of engaging in a going private transaction, the various alternatives for consummating a going private transaction and to recommend to the full Board the type of transaction to effectuate the going private transaction and the recommended terms thereof.  The Special Committee has received a fairness opinion from Bengur Bryan & Co., Inc., its independent financial advisor, indicating that the Consideration Price to be received by our unaffiliated stockholders for their shares of Common Stock to be cashed-out as a result of the Reverse Stock Split is fair from a financial point of view to such unaffiliated stockholders.

After careful consideration, the Special Committee has concluded that the Transaction is in the best interests of, and the price to be paid per fractional share is fair to, our unaffiliated stockholders, including the unaffiliated Cashed-out Stockholders and unaffiliated Continuing Stockholders and has unanimously recommended the Transaction to the Board.  Based on such recommendation, the Board has unanimously determined that the Transaction is fair to, and in the best interests of, us and our stockholders, including all of our unaffiliated stockholders. As such, the Special Committee and the Board recommend that you vote “FOR” the proposals to amend our Restated Certificate.

As of [      ], 2009 (the “Record Date”), our directors, executive officers and their affiliates owned 10,424,043 shares, or approximately 59.4%, of our issued and outstanding Common Stock and have indicated that they intend to vote all of their shares of Common Stock in favor of the Transaction.

The accompanying proxy statement explains the proposed Transaction and provides specific information about the Special Meeting.  Please read it carefully.

Pursuant to rules adopted by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. The proxy statement is available at www.cuisinesolutions.com/findata.aspx.

THE TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person, even if you have previously returned your proxy card, as described in the attached proxy statement.

Your prompt attention is greatly appreciated.

By order of the Board of Directors,

Jean-Louis Vilgrain

Chairman of the Board

Alexandria, Virginia

[                    ], 2009

TABLE OF CONTENTS

SUMMARY TERM SHEET

2

The Transaction

2

Purpose Of And Reasons For The Transaction

2

Effects Of The Transaction

3

Special Committee’s And Board’s Recommendations Of The Transaction

4

Reservation Of Rights

5

Fairness Of The Transaction

5

Advantages Of The Transaction

5

Disadvantages Of The Transaction

6

Potential Conflicts Of Interests Of Officers, Directors And
Certain Affiliated Persons

7

Vote Required For Approval Of The Transaction At The Special Meeting

7

Treatment Of Beneficial Holders (Stockholders Holding Shares
In Street Name)

8

Determination Of Stockholders Of Record

8

Effectiveness Of The Transaction

8

Financing For The Transaction

8

Recent Market Prices Of Our Common Stock

8

No Appraisal Or Dissenters’ Rights

9

Material Federal Income Tax Consequences

9

QUESTIONS AND ANSWERS ABOUT THE  TRANSACTION AND THE SPECIAL MEETING

9

Where And When Is The Special Meeting?

9

What Am I Being Asked To Vote On At The Special Meeting?

9

What Is The Purpose Of The Transaction?

9

What Does The Deregistration Of Our Common Stock Mean?

10

What Is The Pink Sheets?

10

What Will I Receive In The Transaction?

10

What Potential Conflicts Of Interest Are Posed By The Transaction?

10

Why Are We Proposing To Carry Out The Forward Stock Split
Following The Reverse Stock Split?

10

What If I Hold Fewer Than 5,000 Shares Of Common Stock And
Hold All Of My Shares In Street Name?

11

What Happens If I Own A Total Of 5,000 Or More Shares Of Common Stock
Beneficially Through Multiple Brokerage Firms In Street Name, Or
Through A Combination Of Record Ownership In My Name And One
Or More Brokerage Firms In Street Name?

11

If I Own Fewer Than 5,000 Shares Of Common Stock, Is There Any
Way I Can Continue To Be A Stockholder Of The Company
After The Transaction?

11

Is There Anything I Can Do If I Own 5,000 Or More Shares Of
Common Stock, But Would Like To Take Advantage Of
The Opportunity To Receive Cash For My Shares As A
Result Of The Transaction?

11

Who Is Entitled To Vote At The Special Meeting?

11

How Many Shares Were Outstanding On The Record Date?

11

What Is A “Quorum” For Purposes Of The Special Meeting?

12

What Vote Is Required To Approve The Proposals?

12

What Will Happen If The Transaction Is Approved By Our
Stockholders?

12

What Will Happen If The Transaction Is Not Approved?

12

If The Transaction Is Approved By The Stockholders,
Can The Board Determine Not To Proceed With The Transaction?

12

What Are The Federal Income Tax Consequences Of The
Transaction To Me?

12

Should I Send In My Certificates Now?

13

What Is The Total Cost Of The Transaction To The Company?

13

Am I Entitled To Appraisal Rights In Connection With
The Transaction?

13

How Do I Vote?

13

Can I Change My Vote?

13

What Does It Mean If I Receive More Than One Proxy Card?

13

How Does The Board Recommend That I Vote On The Proposals?

13

SPECIAL FACTORS

14

Purpose Of And Reasons For The Transaction

14

Background Of The Transaction

16

Alternatives To The Transaction

25

Effects Of The Transaction

27

NYSE Amex Listing; Pink Sheets Quotation

32

Fairness Of The Transaction

32

Fairness Opinion Of Financial Advisor

36

Prospective Financial Information

42

Conduct Of Our Business After The Transaction.

43

Material Federal Income Tax Consequences

43

Potential Conflicts Of Interests Of Officers, Directors
And Certain Affiliated Persons

45

Source Of Funds And Expenses

47

Stockholder Approval

47

Effective Date

48

Termination Of Transaction

48

Process For Payment For Fractional Shares

48

No Appraisal Or Dissenters’ Rights

50

Escheat Laws

50

INFORMATION ABOUT THE COMPANY

50

Market Price Of Common Stock

50

Dividends

50

Stockholders

51

Stock Purchases And Equity Awards

51

Directors And Executive Officers

52

Security Ownership Of Certain Beneficial Owners

53

MEETING AND VOTING INFORMATION

54

Outstanding Voting Securities And Voting Rights.

54

Information Concerning Proxies; Revocation Of Proxies.

54

Solicitation

54

Quorum And Certain Voting Matters

55

Adjournment Or Postponement

55

FINANCIAL INFORMATION

55

STOCKHOLDER PROPOSALS

57

FORWARD-LOOKING STATEMENTS

57

WHERE YOU CAN FIND MORE INFORMATION

58

DOCUMENTS INCORPORATED BY REFERENCE

58

Annex A

A-1

Annex B

B-1

PRELIMINARY COPY

CUISINE SOLUTIONS, INC.
2800 EISENHOWER AVENUE, SUITE 450
ALEXANDRIA, VIRGINIA 22314

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cuisine Solutions, Inc., a Delaware corporation (the “Company,” “we,” “our” and “us”), for use at a special meeting of stockholders (the “Special Meeting”) to be held at the offices of Cooley Godward Kronish LLP (“Cooley Godward Kronish”), One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, Virginia  20190  at 9:30 a.m. local time on [                    ], 2009, and at any adjournments or postponements of the Special Meeting, for the purposes set forth on the attached notice of special meeting of stockholders and in this proxy statement.  Accompanying this proxy statement is the Board of Directors’ proxy for the Special Meeting, which you may use to indicate your vote on the proposals described in the proxy statement.  We are mailing this proxy statement on or about [                    ], 2009.

PROPOSALS 1 AND 2

AMENDMENTS TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A 1-FOR-5,000 REVERSE STOCK SPLIT AND

TO EFFECT A 5,000-FOR-1 FORWARD STOCK SPLIT

At the Special Meeting, stockholders are being asked to consider and vote upon proposals to amend our Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”), to effect a 1-for-5,000 reverse stock split (the “Reverse Stock Split”) of our common stock, $0.01 par value per share (the “Common Stock”), followed immediately by a 5,000-for-1 forward stock split (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Transaction”) of our Common Stock. As a result of the Transaction:

•

each share of Common Stock held by a stockholder of record owning fewer than 5,000 shares at the effective time of the Reverse Stock Split will be converted into the right to receive $1.30 in cash, without interest, on a pre-split basis (the “Consideration Price”); and

•

each share of Common Stock held by a stockholder of record owning 5,000 shares or more immediately prior to the effective time of the Reverse Stock Split will continue to represent one share of Common Stock after completion of the Transaction.

Although both the Reverse Stock Split and the Forward Stock Split will be voted on separately, we will not effect either the Reverse Stock Split or the Forward Stock Split unless both proposals are approved by stockholders.

After the Transaction, we anticipate that we will have fewer than 300 stockholders of record.  In that event, we intend to terminate the registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, effective on and following the termination of the registration of our Common Stock under the Exchange Act, we would no longer be subject to the reporting requirements under the Exchange Act, or to the internal control audit and other requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).  Our Common Stock also would cease to be listed on the NYSE Amex and will not be eligible for listing on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market. Any trading in our Common Stock after the Transaction and deregistration under the Exchange Act will only occur, if at all, in privately negotiated sales or in the “Pink Sheets®.”

SUMMARY TERM SHEET

The following summary term sheet, together with the Questions and Answers section that follows, highlights certain information about the proposed Transaction, but may not contain all of the information that is important to you. For a more complete description of the Transaction, we urge you to carefully read this proxy statement and all of its annexes before you vote. For your convenience, we have directed your attention to the location in this proxy statement where you can find a more complete discussion of the items listed below.

The Transaction

•

A special committee of the Board of Directors (the “Board”) comprised solely of independent directors (the “Special Committee”) and the Board have each reviewed and recommended, and the Board has authorized, a 1-for-5,000 reverse stock split (the “Reverse Stock Split”) of our Common Stock, followed immediately by a 5,000-for-1 forward stock split (the “Forward Stock Split”) of our Common Stock.

•

 Stockholders owning fewer than 5,000 shares at the effective time of the Reverse Stock Split (“Cashed-out Stockholders”) will receive $1.30 in cash, without interest, for each share held at the effective time of the Reverse Stock Split, and they will no longer be our stockholders.

•

Stockholders who own 5,000 or more shares at the effective time of the Reverse Stock Split (“Continuing Stockholders”) will not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any.

•

The Forward Stock Split that will immediately follow the Reverse Stock Split will reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of our Common Stock they held immediately before the effective time of the Reverse Stock Split.  As a result, the total number of shares of our Common Stock held by a Continuing Stockholder will not change.

See “Special Factors – Effects of the Transaction” beginning on page 27.

Purpose of and Reasons for the Transaction

The Special Committee and the Board have decided that the costs of being an SEC reporting company currently outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our stockholders, including our unaffiliated stockholders (consisting of stockholders other than our executive officers and directors and their affiliates) for us to remain an SEC reporting company.  The Transaction is intended to make us a non-SEC reporting company.  Our reasons for proposing the Transaction include:

•

Annual cost savings we expect to realize as a result of the termination of the registration of our Common Stock under the Exchange Act and the delisting of our Common Stock from the NYSE Amex, including ongoing expenses for compliance with the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, which we estimate will be in excess of $800,000 per year.

•

The additional savings in terms of our management’s and employees’ time that will no longer be spent preparing the periodic and other reports required of SEC reporting companies under the Exchange Act, complying with the Sarbanes-Oxley Act, and managing stockholder relations and communications, although we will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

•

The limited public trading volume and liquidity of our Common Stock.

•

The ability of our management to focus on long-term growth without an undue emphasis on short-term financial results.

•

The benefits of not having to reveal detailed financial and operational information to the public and our competitors.

•

The ability of our small stockholders (those holding fewer than 5,000 shares), who represent a large number of our record holders, to liquidate their holdings in us and receive a premium over market prices prevailing at the time of our public announcement of the Transaction, without incurring brokerage commissions.

•

The determination by Bengur Bryan & Co., Inc. (“Bengur Bryan”), the independent financial advisor to the Special Committee, that the Consideration Price paid to the unaffiliated Cashed-out Stockholders is fair from a financial point of view.

See “Special Factors – Purpose of and Reasons for the Transaction” beginning on page 14.

Effects of the Transaction

As a result of the Transaction:

•

The number of our stockholders of record will be reduced below 300, which will allow us to terminate the registration of our Common Stock under the Exchange Act.  Effective on, and following the termination of the registration of our Common Stock under the Exchange Act, we will no longer be subject to any reporting requirements under the Exchange Act or the rules of the SEC applicable to SEC reporting companies.  We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements.

•

We will no longer be subject to the provisions of the Sarbanes-Oxley Act, including the internal control provisions of that act, and our chief executive officer and chief financial officer will no longer be required to certify our financial statements under that act.

•

Our officers, directors and 10% stockholders will no longer be subject to the reporting requirements of Section 16 of the Exchange Act or be subject to the prohibitions against retaining short-swing profits in our shares of Common Stock.

•

Persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•

Our shares of Common Stock will no longer be traded on the NYSE Amex and will not be eligible for listing on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market. Our Common Stock may be eligible for quotation in the Pink Sheets.  However, trading opportunities in the Pink Sheets will depend upon whether any broker-dealers commit to make a market for our Common Stock. We cannot guarantee or anticipate whether our Common Stock will be quoted in the Pink Sheets.

•

Holders of fewer than 5,000 shares of our Common Stock at the effective time of the Reverse Stock Split will receive a cash payment of $1.30, without interest, for each share of Common Stock they hold, will no longer have any ownership interest in us, and will cease to participate in any of our future earnings and growth.

•

Holders of 5,000 or more shares of our Common Stock at the effective time of the Reverse Stock Split will not receive any payment for their shares and will continue to hold the same number of shares as before the Transaction.

•

Options evidencing rights to purchase shares of our Common Stock will be unaffected by the Transaction because the options will, after the effective date of the Transaction, be exercisable for the same number of shares of our Common Stock as they were before the Transaction.

•

Similarly, Restricted Stock Units (“RSUs”) to acquire shares of our Common Stock will be unaffected by the Transaction because the RSUs will, after the effective date of the Transaction, be convertible into the same number of shares of our Common Stock as they were before the Transaction.

•

Since our obligation to file periodic and other filings with the SEC will be suspended, Continuing Stockholders may have access to less information about us and our business, operations and financial performance.

•

Upon the effectiveness of the Transaction, we estimate that the ownership percentage of our shares of Common Stock held by our directors and executive officers (see “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 45) will increase as a result of the reduction of the number of shares of Common Stock outstanding by approximately 1,037,000 shares.  The increase in the ownership percentage of our shares of Common Stock held by directors and executive officers and the reduction in the number of shares outstanding following the completion of the Transaction is based upon information we received as of February 9, 2009 from our transfer agent, Continental Stock Transfer and Trust Company (“Continental”), as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name.  The ownership percentage and the reduction in the number of shares outstanding following the Transaction may increase or decrease depending on purchases, sales and other transfers of our shares of Common Stock by our stockholders prior to the effective time of the Transaction, and the number of street name shares that are actually cashed-out in the Transaction.  The ownership percentage of our shares of Common Stock held by directors and executive officers and their affiliates and the ownership percentage of the Continuing Stockholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of Common Stock by our stockholders prior to the effective time of the Transaction, and depending on the number of street name shares that are actually cashed-out in the Transaction.

See “Special Factors — Effects of the Transaction” beginning on page 27, “Special Factors – Alternatives to the Transaction” beginning on page 25, “Special Factors – Fairness of the Transaction” beginning on page 32, and “Special Factors — Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 45.

Special Committee’s and Board’s Recommendations of the Transaction

•

The Board created the Special Committee to determine the advisability and fairness to us and our stockholders of engaging in a going private transaction, the various alternatives for consummating a going private transaction and to recommend to the full Board the type of transaction to effectuate the going private transaction and the recommended terms thereof.   In that regard, the Special Committee considered the purposes of and certain alternatives to the Transaction, the related advantages and disadvantages to us and our unaffiliated stockholders of the Transaction, and the fairness of the Consideration Price both to Cashed-out Stockholders and to unaffiliated Continuing Stockholders.

•

The Special Committee consists of Charles C. McGettigan, Robert van Roijen, John D. Firestone and Robert N. Herman, each of whom is independent as the term is defined under applicable NYSE Amex listing rules and Rule 10A-3(b) of the Exchange Act.  The Special Committee retained an independent financial advisor, Bengur Bryan, who has provided the Special Committee with a fairness opinion as to the Consideration Price to unaffiliated Cashed-out Stockholders as a result of the Reverse Stock Split, a copy of which is attached to this proxy statement as Annex B.

•

Following the Special Committee’s review of the fairness opinion and careful consideration of other factors relating to the advisability and fairness of the Transaction, the Special Committee determined that the Transaction is in the best interests of, and the price to be paid per fractional share is fair to, our unaffiliated stockholders, including unaffiliated Cashed-out Stockholders and unaffiliated Continuing Stockholders.  The Special Committee unanimously recommended the Transaction to the full Board. Based in part on such recommendation, the Board unanimously determined that the Transaction is in our best interests and in the best interests of our stockholders, including all unaffiliated stockholders.

See “Special Factors—Fairness of the Transaction” beginning on page 32.

Reservation of Rights

The Special Committee has reserved the right to rescind, abandon or change its recommendation to the Board at any time up to and until the vote of stockholders at the Special Meeting if it believes the Transaction is no longer in the best interests of our unaffiliated stockholders, and the Board has retained authority, in its discretion, to withdraw the Transaction from the agenda of the Special Meeting prior to any vote. In addition, even if the Transaction is approved by stockholders at the Special Meeting, the Board may determine not to implement the Transaction if it subsequently determines that the Transaction is not in our best interests or in the best interests of our stockholders, including all unaffiliated stockholders.

See “Special Factors—Background of the Transaction” beginning on page 16 and “Special Factors— Fairness of the Transaction” beginning on page 32.

Fairness of the Transaction

The Special Committee and the Board fully considered and reviewed the terms, purpose, alternatives and effects of the proposed Transaction. Based on its review, the Special Committee unanimously determined that the Transaction is procedurally and substantively fair to, and in the best interests of, our unaffiliated stockholders, including the unaffiliated stockholders who will receive cash consideration in the Transaction and unaffiliated stockholders who will continue as our stockholders.  Based on its review, the Board unanimously determined that the Transaction is procedurally and substantively fair to, and in the best interests of, all of our stockholders.

The Special Committee and the Board considered a number of factors in reaching their determinations, including:

•

the fairness opinion prepared by Bengur Bryan that the Consideration Price is fair from a financial point of view to the unaffiliated Cashed-out Stockholders;

•

the significant ongoing costs and management time and effort to comply with the Sarbanes-Oxley Act, including the internal control provisions of Section 404 of that act, and the preparation and filing of periodic and other reports with the SEC;

•

the limited trading volume and liquidity of our shares of Common Stock and giving our smallest stockholders, who represent a disproportionately large number of our record holders, the opportunity to obtain cash for their shares in a relatively limited trading market and at a premium over market prices prevailing at the time of our public announcement of the Transaction without incurring brokerage commissions;

•

the small effect of the proposed Transaction on the relative voting power of Continuing Stockholders;

•

our business and operations are expected to continue substantially as presently conducted; and

•

stockholders that desire to retain their equity interest in us after the Transaction can increase the number of shares they hold to 5,000 shares or more prior to the effective date of the Reverse Stock Split, thereby avoiding being cashed-out.

See “Special Factors— Fairness of the Transaction” beginning on page 32 and “Special Factors— Fairness Opinion of Financial Advisor” beginning on page 36.

Advantages of the Transaction

•

By completing the Transaction, deregistering our shares and eliminating our obligations under the Sarbanes-Oxley Act and our periodic reporting obligations under the Exchange Act, we expect to save in excess of $800,000 per year.

•

We will also save the significant amount of time and effort currently expended by our management on the preparation of SEC filings and in compliance with the Sarbanes-Oxley Act.

•

There is a relatively illiquid and limited trading market in our shares. Our smallest stockholders, who represent a large number of our record holders, will have the opportunity to obtain cash for their shares at a premium over closing prices for our shares of Common Stock at the time of our announcement of the Transaction, without incurring brokerage commissions.

•

The Transaction will have a limited effect on the relative voting power of Continuing Stockholders. Based on current record and beneficial owner information, the Transaction will result in an insignificant change in the relative voting power of the directors and executive officers as a group.

•

The directors and executive officers will be treated no differently than unaffiliated stockholders, including unaffiliated Cashed-out Stockholders and unaffiliated Continuing Stockholders. The sole determining factor as to whether a stockholder will be a Continuing Stockholder is the number of shares of our Common Stock that they own on the effective date of the Reverse Stock Split.

•

Our business and operations are expected to continue substantially as presently conducted.

•

We may benefit by not having to reveal detailed financial and operational information to the public and our competitors.

See “Special Factors— Purpose of and Reasons for the Transaction” beginning on page 14 and “Special Factors— Fairness of the Transaction” beginning on page 32.

Disadvantages of the Transaction

If the Transaction occurs, there will be certain disadvantages to stockholders, including the following:

•

Cashed-out Stockholders will no longer have any ownership interest in us and will no longer participate in any future earnings and growth.

•

We will cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements, and Continuing Stockholders will have access to less information about us and our business, operations, and financial performance.

•

We will no longer be listed on the NYSE Amex.  Trading opportunities in the Pink Sheets will be dependent upon whether any broker-dealers commit to make a market for our Common Stock.  Accordingly, we cannot guarantee or anticipate whether our Common Stock will be quoted in the Pink Sheets.  In addition, because of the possible limited liquidity for our Common Stock, the suspension of our obligation to publicly disclose financial and other information following the Transaction, and the deregistration of our Common Stock under the Exchange Act, Continuing Stockholders may potentially experience a significant decrease in the value of their Common Stock.

•

We will no longer be subject to the provisions of the Sarbanes-Oxley Act, the liability provisions of the Exchange Act (other than the general anti-fraud provisions thereof) or the oversight of NYSE Amex Equities.

•

Our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC.  In addition, our executive officers, directors and 10% stockholders will no longer be subject to the recovery of short-swing profits provision of the Exchange Act, and persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•

We estimate that the cost of payment to Cashed-out Stockholders, professional fees and other expenses will total approximately $1,648,000.  As a result, immediately after the Transaction, our cash balances on hand will be reduced and our loan balances will be increased by the costs incurred in the Transaction.

•

The Transaction will result in the suspension, and not the termination, of our filing obligations under the Exchange Act.  If on the first day of any fiscal year after the suspension of our filing obligations we have more than 300 stockholders of record, then we must resume reporting pursuant to Section 15(d) of the Exchange Act, which would result in our once again incurring many of the expenses that we expect to save by virtue of the Transaction.

•

Under Delaware law, our Restated Certificate and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who vote against the Transaction.

•

As of [      ], 2009 (the “Record Date”), approximately 59.4% of the issued and outstanding shares of our Common Stock was held collectively by directors and executive officers and their affiliates.  The directors and executive officers and their affiliates have indicated that they intend to vote all of their shares of our Common Stock (10,424,043 shares, or approximately 59.4% of the issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the Transaction.  Accordingly, approval of the Transaction is assured, regardless of whether or not the minority stockholders vote in favor of the Transaction.

See “Special Factors— Fairness of the Transaction” beginning on page 32.

Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons

•

Our directors and executive officers and their affiliates may have interests in the Transaction that are different from your interests as a stockholder, and have relationships that may present conflicts of interest.  As of the Record Date, 10,424,043 shares, or approximately 59.4%, of the issued and outstanding shares eligible to vote at the Special Meeting, were held collectively by our directors and executive officers and their affiliates, each of whom has indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction.  Upon the effectiveness of the Transaction, the aggregate number of shares of our Common Stock owned by our directors and executive officers and their affiliates will not change and their ownership percentage of shares of our Common Stock will increase by approximately 3.6% as a result of the reduction of the number of shares of our Common Stock outstanding by approximately 1,037,000 shares.  Each member of our Board, and each of our executive officers, holds options and/or RSUs to acquire shares of our Common Stock.  The Transaction will not affect these stock options and RSUs and they will remain outstanding and continue to vest after the Transaction. In addition, by deregistering the Common Stock under the Exchange Act subsequent to the consummation of the Transaction, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers.

See “Special Factors— Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 45.

Vote Required for Approval of the Transaction At the Special Meeting

•

A majority of the outstanding shares entitled to vote will constitute a quorum for the purposes of approving the amendments to our Restated Certificate to effect the Transaction.  Shares entitled to vote consist only of our Common Stock outstanding.  The affirmative vote of a majority of the outstanding shares of our Common Stock is required for the adoption of each of the Reverse Stock Split proposal and the Forward Stock Split proposal and, accordingly, to approve the Transaction.

•

As of the Record Date, approximately 59.4% of the votes represented by issued and outstanding shares of our Common Stock was collectively held by directors and executive officers and their affiliates.  As noted above, the directors and executive officers and their affiliates have indicated that they intend to vote all of their shares of our Common Stock (10,424,043 shares, or approximately 59.4% of the issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the Transaction.  Accordingly, approval of the Transaction is assured.

See “Special Factors— Stockholder Approval” beginning on page 47.

Treatment of Beneficial Holders (stockholders holding shares in street name)

•

We intend to treat stockholders holding our Common Stock in street name in the same manner as record holders. Prior to the effective date of the Transaction, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name, ask them to provide us with information on how many shares held by beneficial holders will be cashed-out, and request that they effect the Transaction for those beneficial holders. However, these banks, brokers and other nominees may have different procedures than registered stockholders for processing the Transaction.  Accordingly, if you hold your shares of Common Stock in street name, we encourage you to contact your bank, broker or other nominee.

See “Special Factors— Effects of the Transaction” beginning on page 27.

Determination of Stockholders of Record

•

In determining whether the number of our stockholders of record falls below 300 as a result of the Transaction, we will count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act.  Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including us, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions.  Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holder of shares.  As of the Record Date, there were approximately [    ] holders of record of our shares of Common Stock.

See “Special Factors — Effects of the Transaction” beginning on page 27.

Effectiveness of the Transaction

•

We anticipate that the Transaction will be effected as soon as possible after the date of the Special Meeting.  Following the effective date of the Transaction, transmittal materials will be sent to those stockholders entitled to a cash payment that will describe how to turn in their share certificates and receive the cash payments.  Those stockholders entitled to a cash payment should not turn in their share certificates at this time.

See “Special Factors— Effective Date” on page 48.

Financing for the Transaction

•

Based on information we have received as of February 9, 2009 from our transfer agent, Continental, we estimate that the total funds required to pay the consideration to Cashed-out Stockholders and other costs of the Transaction will be approximately $1,648,000.  This total amount could be larger or smaller depending on, among other things, the number of shares that will be outstanding after the Transaction as a result of purchases, sales and other transfers of our shares of Common Stock by our stockholders, or an increase in the costs and expenses of the Transaction.

•

We intend that payments to Cashed-out Stockholders and the costs of the Transaction will be paid from cash on hand or available borrowings under one of our lines of credit.

See “Special Factors – Source of Funds and Expenses” beginning on page 47.

Recent Market Prices of Our Common Stock

•

The closing prices of our Common Stock on May 26, 2009, the last trading day before the public announcement of the approval of the proposed Transaction by the Special Committee and the Board, and on the Record Date, were $0.95 per share and $[            ] per share, respectively.

See “Information About the Company— Market Price of Common Stock” beginning on page 50.

No Appraisal or Dissenters’ Rights

•

Under Delaware law, our Restated Certificate and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Transaction.

See “Special Factors— No Appraisal or Dissenters’ Rights” beginning on page 50.

Material Federal Income Tax Consequences

•

Generally, a Cashed-out Stockholder who receives cash for a fractional share as a result of the Transaction will recognize capital gain or loss for United States federal income tax purposes.  A Continuing Stockholder who does not receive cash for a fractional share as a result of the Transaction generally will not recognize any gain or loss for United States federal income tax purposes.

See “Special Factors — Material Federal Income Tax Consequences” beginning on page 43.

QUESTIONS AND ANSWERS ABOUT THE
TRANSACTION AND THE SPECIAL MEETING

Following are some commonly asked questions that may be raised by our stockholders and answers to each of those questions.

Where and when is the Special Meeting?

The Special Meeting will be held at the offices of Cooley Godward Kronish, One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, Virginia  20190 at 9:30 a.m. local time on [            ], 2009.

What am I being asked to vote on at the Special Meeting?

Our stockholders will consider and vote upon proposals to amend our Restated Certificate to effect a 1-for-5,000 reverse stock split of our shares of Common Stock, followed immediately by a 5,000-for-1 forward stock split of our shares of Common Stock.  Stockholders whose shares are converted into less than one share of our Common Stock as a result of the Reverse Stock Split (meaning they own fewer than 5,000 shares of our Common Stock at the effective time of the Reverse Stock Split—which is the time that the Certificate of Amendment to our Restated Certificate to effect the Reverse Stock Split is filed with the Secretary of State of the State of Delaware) will receive $1.30 in cash, without interest, for each share of our Common Stock held immediately before the Reverse Stock Split.  Stockholders who own 5,000 or more shares of our Common Stock at the effective time of the Reverse Stock Split will continue to own the same number of shares of our Common Stock after the completion of the Transaction.  Although the Reverse Stock Split and the Forward Stock Split will be voted on separately, we will not effect either the Reverse Stock Split or the Forward Stock Split unless both proposals are approved by our stockholders.

What is the purpose of the Transaction?

The Transaction will enable us to terminate the registration of our Common Stock under the Exchange Act if, after the Transaction, there are fewer than 300 record holders of our Common Stock and we make certain necessary filings with the SEC.  The purposes of the proposals include:

•

eliminating significant ongoing costs and management time and effort of compliance with the Sarbanes-Oxley Act and related regulations;

•

eliminating significant ongoing costs and management time and effort associated with filing documents under the Exchange Act with the SEC;

•

allowing our management to focus on long-term growth;

•

enabling our small stockholders (those holding fewer than 5,000 shares), who represent a large number of our record holders, to liquidate their holdings in us and receive a premium over market prices prevailing at the time of the Special Committee’s recommendation, and the Board’s approval, of the Transaction, without incurring brokerage commissions; and

•

our business may benefit by not having to reveal detailed financial and operational information to the public and our competitors.

What does the deregistration of our Common Stock mean?

Following the Transaction, we will have fewer than 300 stockholders of record, which will enable us to take action to terminate the registration of our Common Stock under the Exchange Act.  Effective on, and following the termination of the registration of our Common Stock under the Exchange Act, we will no longer have to file annual, quarterly and other reports with the SEC, and our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our Common Stock.  In addition, we will take action to delist our Common Stock from the NYSE Amex and we will no longer be subject to its rules.  Any trading in our Common Stock will continue, if at all, in privately negotiated sales or in the Pink Sheets. However, trading opportunities in the Pink Sheets will be dependent upon whether any broker-dealers commit to make a market for our Common Stock, and we cannot guarantee or anticipate whether our Common Stock will be quoted in the Pink Sheets.

What is the Pink Sheets?

The Pink Sheets offers limited information about issuers of securities, like our Common Stock, and collects and publishes quotes of market makers for over-the-counter securities through its website at www.pinksheets.com.

What will I receive in the Transaction?

If you own fewer than 5,000 shares of our Common Stock at the effective time of the Reverse Stock Split, you will receive $1.30 in cash per share, without interest, from us for each pre-Reverse Stock Split share that you own.  If you own 5,000 shares or more of our Common Stock at the effective time of the Reverse Stock Split, you will not receive any cash payment for your shares in connection with the Transaction and will continue to hold the same number of shares of our Common Stock as you did before the Reverse Stock Split.

What potential conflicts of interest are posed by the Transaction?

Our directors and executive officers and their affiliates may have interests in the Transaction that are different from your interests as a stockholder, and have relationships that may present conflicts of interest. As of the Record Date, 10,424,043 shares, or approximately 59.4%, of the issued and outstanding shares of our Common Stock, were collectively held by our directors and executive officers and their affiliates, each of whom has indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction.

Upon the effectiveness of the Transaction, the aggregate number of shares of our Common Stock owned by our directors and executive officers and their affiliates will remain the same and the ownership percentage of the shares of our Common Stock held by our directors and executive officers and their affiliates will increase by approximately 3.6% as a result of the reduction of the number of shares of our Common Stock outstanding.  In addition, each member of the Board, and each of our executive officers, holds options and/or RSUs to acquire shares of our Common Stock.  The Transaction will not affect these stock options and RSUs and they will remain outstanding and continue to vest after the Transaction. In addition, by deregistering the Common Stock under the Exchange Act subsequent to the consummation of the Transaction, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers.

Why are we proposing to carry out the Forward Stock Split following the Reverse Stock Split?

The Forward Stock Split is not necessary for us to reduce the number of holders of record of our shares of Common Stock and to deregister our shares of Common Stock under the Exchange Act.  However, we have decided that it is in the best interests of our stockholders to effect the Forward Stock Split to avoid an unusually high stock price after the effective date of the Reverse Stock Split, to facilitate trading of the shares of Continuing Stockholders either in private transactions or in the Pink Sheets, to mitigate any loss of liquidity in our shares of Common Stock that may result from the Reverse Stock Split portion of the Transaction, to avoid the administrative burden of having fractional shares outstanding and to permit outstanding convertible and exercisable securities, such as stock options and RSUs, to be unaffected by the Transaction.

What if I hold fewer than 5,000 shares of Common Stock and hold all of my shares in street name?

If you hold fewer than 5,000 shares of our Common Stock in street name, your broker, bank or other nominee is considered the stockholder of record with respect to those shares and not you.  It is possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 5,000 or more total shares. Therefore, depending upon their procedures, they may not be obligated to treat the Reverse Stock Split as affecting beneficial holders’ shares.  It is our desire to treat stockholders holding fewer than 5,000 shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their name.  However, we or our transfer agent, Continental, may not have the necessary information to compare your record holdings with any shares that you may hold in street name in a brokerage account and these banks, brokers and other nominees may have different procedures for processing the Reverse Stock Split.  Accordingly, if you hold your shares of our Common Stock in street name, we encourage you to contact your bank, broker or other nominee.

What happens if I own a total of 5,000 or more shares of Common Stock beneficially through multiple brokerage firms in street name, or through a combination of record ownership in my name and one or more brokerage firms in street name?

We may not have the information to compare your record holdings and your ownership through a brokerage firm or to compare your holdings in two or more different brokerage firms.  As a result, if you hold more than the minimum number of shares, you may nevertheless have your shares cashed-out if you hold them in a combination of record and street name or through accounts in several brokerage firms.  If you are in this situation and desire to remain our stockholder after the Reverse Stock Split, we recommend that you combine your holdings in one brokerage account or transfer any shares held through a brokerage firm into record name prior to the effective time of the Reverse Stock Split.  You should be able to determine whether your shares will be cashed-out by examining your brokerage account statements to see if you hold more than the minimum number of shares in any one account.  To determine the Reverse Stock Split’s effect on any shares you hold in street name (and possible payment of the cash consideration), you should contact your broker, bank or other nominee.

If I own fewer than 5,000 shares of Common Stock, is there any way I can continue to be a stockholder of the Company after the Transaction?

If you own fewer than 5,000 shares of our Common Stock before the Reverse Stock Split, the only way you can continue to be our stockholder after the Reverse Stock Split is to acquire, prior to the effective time of the Reverse Stock Split, sufficient additional shares to cause you to own a minimum of 5,000 shares at the effective time of the Reverse Stock Split.  However, given the historically limited liquidity in our stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 5,000 shares.  In this instance, you would no longer remain a stockholder after the effective time of the Reverse Stock Split.

Is there anything I can do if I own 5,000 or more shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Transaction?

If you own 5,000 or more shares of our Common Stock before the Reverse Stock Split, you can only receive cash for all of your shares if, prior to the effective time of the Reverse Stock Split, you reduce your stock ownership to fewer than 5,000 shares by selling or otherwise transferring shares.  However, we cannot assure you that any purchaser for your shares will be available.

Who is entitled to vote at the Special Meeting?

Only holders of record of our Common Stock as of the close of business on [            ], 2009, the Record Date, are entitled to notice of, and to vote at, the Special Meeting.

How many shares were outstanding on the Record Date?

At the close of business on [            ], 2009, there were [

] shares outstanding.  Only shares of Common Stock outstanding on the Record Date will be eligible to vote on the Transaction.  At the Special Meeting, each of those shares of Common Stock will be entitled to one vote.

As of the Record Date, 10,424,043 of our outstanding shares of Common Stock (approximately 59.4% of eligible votes) were collectively held by directors and executive officers and their affiliates. As we noted above, the directors and executive officers and their affiliates have each indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction. Therefore, the presence of a quorum at the Special Meeting is assured.

What is a “quorum” for purposes of the Special Meeting?

In order to conduct business at the Special Meeting, a quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy.  On the close of business on the Record Date, there were [____________] shares outstanding and entitled to vote and, accordingly, the presence, in person or by proxy, of at least [____________] shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What vote is required to approve the proposals?

Once a quorum has been established, for the Transaction to be approved, holders of a majority of outstanding shares of Common Stock entitled to vote at the meeting must vote “FOR” each of the Reverse Stock Split proposal and the Forward Stock Split proposal.

As of the Record Date, 10,424,043 of our outstanding shares of Common Stock (approximately 59.4% of eligible votes) were collectively held by directors and executive officers and their affiliates. As we noted above, the directors and executive officers and their affiliates have each indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction. Therefore, the approval of the proposals is assured.

What will happen if the Transaction is approved by our stockholders?

Assuming that we have fewer than 300 record holders of our Common Stock after the Transaction, we will file applicable forms with the SEC to deregister our shares of Common Stock under the federal securities laws and to delist our shares from the NYSE Amex. Upon the effectiveness of those filings, we would no longer be subject to the reporting and related requirements under the Exchange Act that are applicable to public companies and NYSE Amex Equities rules applicable to listed companies. We will also no longer be subject to the provisions of the Sarbanes-Oxley Act.  In addition, Cashed-out Stockholders will no longer have a continuing interest as our stockholders and will not share in any future increase in our value.  Also, any trading in our Common Stock will occur, if at all, in privately negotiated sales or in the Pink Sheets.

What will happen if the Transaction is not approved?

If the Transaction is not approved by our stockholders, we will continue to operate our business, and we will continue to incur the costs involved with being a public company.  We also may decide to evaluate and explore available alternatives, although the Board has not yet made a determination that any of those alternatives are feasible or advisable.

If the Transaction is approved by the stockholders, can the Board determine not to proceed with the Transaction?

If the Transaction is approved by the stockholders, the Board may determine not to proceed with the Transaction if it believes that proceeding with the Transaction is not in our best interests or in the best interests of our stockholders, including all unaffiliated stockholders.  If the Board determines not to proceed with the Transaction we will continue to operate our business as presently conducted.

What are the federal income tax consequences of the Transaction to me?

If you are not subject to any special rules that may be applicable to you under federal tax laws, then generally, a Cashed-out Stockholder that receives cash for a fractional share as a result of the Reverse Stock Split will recognize capital gain or loss for United States federal income tax purposes.  A Continuing Stockholder will not recognize any gain or loss for United States federal income tax purposes as a result of the Transaction.  We urge you to consult with your personal tax advisor with regard to the tax consequences to you of the Transaction.

Should I send in my certificates now?

No.  After the Transaction is completed, we will send instructions on how to receive any cash payments to which you may be entitled.

What is the total cost of the Transaction to the Company?

Since we do not know how many record and beneficial holders of our Common Stock will be Cashed-out Stockholders, we do not know the exact cost of the Transaction.  However, based on information that we have received as of February 9, 2009 from our transfer agent, Continental, with regard to the size of holdings of those of you who may hold shares in street name, as well our estimates of other Transaction expenses, we believe that the total cash requirement of the Transaction to us will be approximately $1,648,000. This amount includes approximately $1,348,000 needed to cash-out fractional shares, and approximately $300,000 of legal, accounting, and financial advisory fees and other costs to effect the Transaction.  This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Transaction as a result of purchases, sales and other transfers of our shares of Common Stock by our stockholders.

Am I entitled to appraisal rights in connection with the Transaction?

No. Under Delaware law, our Restated Certificate and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who vote against the Transaction.

How do I vote?

Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Special Meeting or attend the meeting and vote in person.

Can I change my vote?

Yes. You may change your proxy instructions at any time before the final vote at the Special Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•

You may submit another properly by fax or by signing, dating and returning a completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to Cuisine Solutions’ Secretary at 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia  22314.

•

You may attend the Special Meeting and vote in person.  Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How does the Board recommend that I vote on the proposals?

Following a recommendation from the Special Committee, the Board unanimously recommends that you vote “FOR” the proposals to amend the Restated Certificate.

SPECIAL FACTORS

Purpose of and Reasons for the Transaction

General. The Special Committee and the Board have determined that the costs of being an SEC reporting company currently outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our stockholders, including our unaffiliated stockholders (consisting of stockholders other than our executive officers and directors and their affiliates), for us to remain an SEC reporting company.  Accordingly, we are proposing the Reverse Stock Split component of the Transaction for the purpose of reducing the number of record stockholders of our Common Stock to fewer than 300, so we can then terminate the registration of our Common Stock under the Exchange Act, suspend our reporting and other obligations as an SEC reporting company under the Exchange Act, and delist our Common Stock from the NYSE Amex.  We expect the proposed Transaction, among other things, will enable us to realize significant cost savings by the elimination of many of the expenses related to our status as an SEC reporting company, including expenses relating to the disclosure, reporting and compliance requirements of the Exchange Act, the Sarbanes-Oxley Act and other federal securities laws, and will relieve us of the administrative burdens associated with being an SEC reporting company.

The Forward Stock Split is not necessary for us to reduce the number of holders of record of our shares of Common Stock and to deregister our shares of Common Stock under the Exchange Act.  However, we have decided that it is in the best interests of our stockholders to effect the Forward Stock Split to avoid an unusually high stock price after the effectiveness of the Reverse Stock Split, to facilitate trading of the shares of Continuing Stockholders, either in private transactions or in the Pink Sheets, to mitigate any loss of liquidity in our shares of Common Stock that may result from the Reverse Stock Split portion of the Transaction, to avoid the administrative burden of having fractional shares outstanding and to permit outstanding convertible and exercisable securities, such as stock options and RSUs, to be unaffected by the Transaction.

The determination to undertake the Transaction at this time, as opposed to another time, was driven by the current economic environment and its effect on our profitability and the capital markets. While we have regularly sought means of reducing costs, the sharp downturn in the economy and accompanying decline in our sales revenues have caused us to be more aggressive in our measures to control and reduce costs. Also considered in the timing of the Transaction was the current state of the public equity markets.  With the sharp decline in worldwide equity markets, both the Special Committee and our Board concluded that we would not have access to the public equity markets as a means of financing any growth or operations on acceptable terms, or at all, for the foreseeable future.

Reduced Costs and Expenses. We incur both direct and indirect costs to comply with the filing and reporting requirements imposed on us as a result of being an SEC reporting company.  Professional fees of lawyers and accountants, printing, mailing, and other costs incurred by us in complying with SEC reporting and compliance requirements are substantial.  We also incur direct and indirect costs in complying with the Sarbanes-Oxley Act.  Section 404 of the Sarbanes-Oxley Act, which became effective for us, in part, at the end of our fiscal year ended June 28, 2008, requires that we test and assess our internal control structure and, beginning with the fiscal year ending June 26, 2010, that our external auditors report on our management’s assessment of our internal control structure.  Compliance with these requirements would require significant additional expenditures, including fees for compliance planning, assessment, documentation and testing, as well as a substantial investment of time and energy by our management and employees.  If our SEC reporting obligations cease, we will not incur these expenses.

Our estimated costs of remaining an SEC reporting company are described in greater detail below:

Costs	Actual 2008 Expenses (FYE 6/28/08)	Projected 2009 Expenses (FYE 6/27/09)	Projected 2010 Expenses with Auditor Attestation	Projected 2010 Expenses as Non-SEC Reporting Company
Independent Auditors	$299,000	$309,000	$335,000	$180,000
Sarbanes-Oxley Act Documentation and Testing	150,000	100,000	100,000	0
Sarbanes-Oxley Act Audit	0	0	110,000	0
SEC Counsel	132,000	155,000	170,000	0
Board of Director Compensation	178,000	178,000	178,000	0
Director and Officer Insurance	123,000	70,500	95,000	65,000
NYSE Amex Listing Fees	27,500	27,500	27,500	0
Proxy and Annual Report Printing and Mailing
Transfer Agent Fees, Public Relations
Stockholder Communications and
other miscellaneous costs	67,000	40,000	40,000	12,000
Total	$976,500	$880,000	$1,055,500	$257,000

We ultimately expect to realize recurring annual cost savings in excess of $800,000. For the fiscal year ending June 26, 2010, these estimated savings will primarily reflect, among other things:

•

a reduction in fees to our registered independent public accounting firm of approximately $155,000 for audits, the review of our SEC periodic reports and related expenses;

•

the elimination of annual costs attributable to ongoing audits to comply with the Sarbanes-Oxley Act and the employment of Sarbanes-Oxley Act compliance consultants and employees of approximately $210,000;

•

the decrease in directors’ fees by the reduction in the size of our Board and the elimination of cash fees for Board and committee service;

•

a reduction in legal fees associated with securities law compliance of approximately $170,000; and

•

the net reduction in costs and expenses associated with filing our annual, periodic and current reports and other documents, such as proxy statements and Section 16 filings with the SEC, the annual listing fees to the NYSE Amex, and printing, mailing and other costs of the annual report to stockholders, proxy statements and other miscellaneous costs of approximately $28,000.

We believe the projected fiscal year 2010 costs are indicative of our annual costs going forward if we remained an SEC reporting company.  You should note, however, that the annual costs are only estimates and the actual costs we realize may be higher or lower than the estimates set forth in the table above.  Likewise, our projected annual cost savings are only estimates, and those cost savings could be higher or lower than the amounts set forth above.  As noted, our estimates were based upon actual costs we incurred in fiscal year 2008, but our estimates of expenses in fiscal year 2009 and 2010 and, accordingly our estimated cost savings, are based, only in part, on historical costs.  For example, if the Transaction is effected, there will be an elimination of Sarbanes-Oxley Act documentation and testing fees and a reduction in accounting fees, including internal accounting costs and fees paid to our auditors in connection with the audit of annual financial statements included in our Form 10-K and review of interim financial statements included in our Forms 10-Q.  Following the Transaction, we intend to continue to have our financial statements audited by a public accounting firm.  However, the scope of these procedures would be reduced, given the lack of public company reporting requirements.  In addition, there will be a more limited need for legal counsel if we no longer file reports with the SEC.  Other estimates were more subjective, such as savings in transfer agent’s fees because of a reduction in the number of stockholder accounts to be handled by it, and a reduction in printing and other related costs of distributions to stockholders.

Management Time and Expense; Operational Flexibility. The costs described above do not include the overall time expended by our management on the preparation of our SEC filings.  We believe that this time could more effectively be devoted to other purposes, such as operating our business and undertaking new initiatives that may result in greater long-term growth.  Additionally, due to the public market’s focus on quarterly results, smaller public companies such as ours are required to focus on short-term goals, such as quarterly financial results, often at the expense of longer-term objectives.  As a non-SEC reporting company, we believe management will have the flexibility of being able to devote more time to sustaining long-term growth.

Limited Trading Volume and Liquidity for Small Stockholdings. The Board also believes that holders of small amounts of shares of our Common Stock may be deterred from selling their shares because of the lack of an active trading market and disproportionately high brokerage costs.  Based on our review of a list of record holders of our Common Stock as of the Record Date furnished to us by Continental, as well as information we have received regarding the holdings of beneficial owners of our Common Stock held in street name, we estimate that there are approximately [  ] holders of record, and [  ] beneficial owners who hold their shares in street name, who own fewer than 5,000 shares.  These holders are a large percentage of our unaffiliated stockholders.  The Transaction will offer each of these holders the opportunity to obtain cash for their shares without the cost of dealing with a broker.

In addition, the trading volume in our Common Stock has been and continues to be relatively light.  The average daily trading volume of our Common Stock from January 20, 2009 to May 27, 2009 was approximately 4,806 shares per day, and during that period there were seven trading days on which our Common Stock did not trade at all. The trading of even a small number of shares may have a disproportionate effect on the price of our shares in the public market.  Accordingly, we believe that the Transaction will provide our smallest stockholders with the ability to liquidate their holdings in our Common Stock and receive a fair price in cash for their shares while avoiding the incurrence of brokerage commissions.

Background of the Transaction

The passage of the Sarbanes-Oxley Act began a number of corporate governance reforms designed for the protection of investors from business fraud perpetrated by management.  These reforms and regulatory requirements have increased the expenses of being an SEC reporting company without enhancing, from a business and operational point of view, the benefits to us of being an SEC reporting company. During our fiscal year ended June 28, 2008, we spent approximately $581,000 in legal, accounting and other costs and expenses related to compliance with the Sarbanes-Oxley Act and approximately $67,000 related to compliance with other rules and regulations of the SEC, and we expect those costs to remain consistent or increase in the future.  In addition, under current SEC regulations, we are scheduled to become subject to the internal control audit requirements of Section 404 of the Sarbanes-Oxley Act, pursuant to which our independent registered public accounting firm will be required to audit and provide an attestation report on our internal controls, for the first time beginning in fiscal year 2010, and we expect that our annual costs and expenses of compliance with Section 404 will initially increase by an additional $110,000.  We estimate that the total costs and expenses of compliance with the Sarbanes-Oxley Act and of continuing to be a reporting company under SEC regulations would be approximately $1,055,500 for fiscal year 2010.  None of these cash costs include the overall time of our executive officers and our other employees that is necessary to prepare and review our public filings and perform other tasks that are necessitated by virtue of being a public company.

In the ordinary course, management has from time to time updated the Board on the then current and anticipated costs relating to SEC reporting and Sarbanes-Oxley Act compliance, particularly in connection with the pending effectiveness of the internal control certification requirements of Section 404 of the Sarbanes-Oxley Act.  Since 2004, we have also explored a number of possibilities for reducing or eliminating the costs of compliance, including a going private transaction.

In December 2008, Ronald Zilkowski, our chief financial officer, discussed with Stanislas Vilgrain, a director and our president and chief executive officer, further detail regarding potential alternatives whereby we could cease to be a public company.  Management consulted with our outside counsel, Cooley Godward Kronish, and Cooley Godward Kronish provided detailed guidance on the process by which a company could deregister its securities under the Exchange Act and suspend its reporting and other obligations as an SEC reporting company under the Exchange Act.

On February 3, 2009, at a regularly scheduled Board meeting, a potential going private transaction was further explored.  Mr. Vilgrain expressed to the Board the continuing difficulties we face as a public company, in particular, the significant costs and the corresponding lack of benefits to us and our stockholders.  The Board also discussed our stock repurchase program and the limited impact such repurchases had on the trading price of our Common Stock. The meeting included a detailed presentation by Cooley Godward Kronish, whereby alternatives including a reverse stock split followed immediately  by a forward stock split, were discussed, including the advantages and disadvantages of each alternative. Cooley Godward Kronish also advised the Board of their fiduciary duties and responded to questions from members of the Board. After extensive discussion on a potential going private transaction, and the likely corresponding impact to all stockholders, Stanislas Vilgrain proposed that the Board create a special committee to explore a potential going private transaction. In light of the Vilgrain family’s significant ownership position in our Common Stock, Mr. Vilgrain proposed that such committee would consist solely of independent directors.

At this meeting the Board established a Special Committee, consisting of Charles C. McGettigan, John D. Firestone, Robert N. Herman and Robert D. van Roijen, each of whom is independent within the meaning of Section 803 of the NYSE Amex Company Guide and Rule 10A-3(b) of the Exchange Act.  The Board delegated to the Special Committee the exclusive power and authority of the Board to, among other things:

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determine the advisability and fairness to us and our unaffiliated stockholders of engaging in a going private transaction, to permit us to deregister our Common Stock with the SEC and to delist our Common Stock from the NYSE Amex;

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review and evaluate the various alternatives for consummating a going private transaction should the Special Committee determine that it is advisable to engage in such a transaction; and

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recommend to the Board the appropriate type of transaction to effectuate the going private transaction and the recommended terms thereof.

The Board placed no limitations on the authority of the Special Committee.  The Board resolutions describing the authority of the Special Committee provided, among other things, that if the members of the Special Committee determined that a going private transaction was not in our best interests or in the best interests of our stockholders, including all unaffiliated stockholders, then the Special Committee would have the exclusive power and authority of the Board to reject such transaction. The Board also empowered the Special Committee to retain independent legal counsel and independent financial and other advisors, at our sole expense. The Board resolutions also provided that each member of the Special Committee would be paid an annual retainer of $15,000, with the Chairman receiving an additional $5,000.  For each telephonic meeting of the Special Committee, the members would be paid an additional $500, and for each in person meeting, the members would be paid $1,000.  Such compensation was not made contingent upon the member’s recommendation of, or the consummation of, any transaction in any regard.

On February 6, 2009, the Special Committee held its first meeting by telephone, at which time the Special Committee appointed Mr. McGettigan as chair of the Special Committee.  At that meeting, the Special Committee officially retained Hogan & Hartson LLP (“Hogan & Hartson”) as its independent legal advisor.  On the basis of the presentation made at the Board meeting on February 3, 2009 by Bengur Bryan regarding its experience and capabilities rendering fairness opinions related to going private transactions, and because Bengur Bryan did not have any potentially conflicting relationships with us or our affiliates, the Special Committee also approved the engagement of Bengur Bryan as its independent financial advisor.

Hogan & Hartson then reviewed with the Special Committee the general process of a going private transaction both under Delaware corporate law, as well as the regulations of the SEC.  Various questions with respect to this process were asked by the Special Committee members.  Hogan & Hartson also reviewed with the Special Committee the resolutions adopted by the Board on February 3, 2009 that established the Special Committee and discussed with the members the Special Committee’s mandate.  Hogan & Hartson advised the Special Committee that it would be providing the Special Committee with materials to assist it in fulfilling their duties and responsibilities as Special Committee members.

On March 18, 2009, the Special Committee members (other than Mr. van Roijen) met again by telephone, with Hogan & Hartson and Bengur Bryan in attendance.  The Special Committee members first confirmed that they were in receipt of a preliminary valuation presentation prepared by Bengur Bryan dated March 18, 2009, as well as various materials prepared by Hogan & Hartson.

Bengur Bryan discussed with the Special Committee the preliminary valuation presentation dated March 18, 2009 and the criteria used to arrive at an initial preliminary valuation range of our Common Stock, including:

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a comparison of market and financial data of comparable publicly traded companies;

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an analysis of select merger and acquisition transactions for the period between 2002 and 2009; and

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an analysis of premiums paid in recent precedent going private transactions, including those effected in  a reverse stock split.

Based upon its analyses to date, Bengur Bryan informed the Special Committee that the preliminary valuation range on a per diluted share basis was $0.90 to $1.05.  Bengur Bryan noted, however, and the Special Committee acknowledged, that a discounted cash flow analysis would be forthcoming upon receipt of certain financial information from us and that such analysis might impact the ultimate valuation range.  The Special Committee concluded that no valuation determination by the Special Committee would be made at this meeting and that the Special Committee would re-examine and discuss the various criteria used and the resulting valuation range, once a discounted cash flow analysis became available and was included in an updated valuation presentation.  Bengur Bryan also discussed the trailing twelve, six and three month trading history of our Common Stock.

Following that discussion, Hogan & Hartson presented an overview of the Special Committee members’ fiduciary duties and responsibilities when considering a going private transaction, noting in particular that the Special Committee’s consideration of a proposed going private transaction must satisfy the “entire fairness” standard of review under Delaware law, such that both the process used to evaluate, negotiate and approve any such transaction is deemed fair, as well as the resulting price offered to unaffiliated stockholders.  Hogan & Hartson also reviewed with the Special Committee the primary factors that the Special Committee should consider in order to ensure that the process and price are fair to unaffiliated stockholders.

Hogan & Hartson next discussed with the Special Committee the general mechanics of a reverse stock split going private transaction followed by a forward stock split at the same ratio and how it might be effected, including the number of record holders required to be cashed-out under applicable SEC rules in order to reduce the number of the record holders below 300, such that we could deregister our Common Stock under the Exchange Act.  Hogan & Hartson advised the Special Committee that such determination would depend on the current number of record holders of our Common Stock and that the Special Committee should request a current stockholder list of record holders and beneficial owners from management, which would assist the Special Committee in determining the types of transactions to consider, including an appropriate ratio in the event the Special Committee recommended a reverse stock split.

In addition to a reverse stock split followed by a forward stock split at the same ratio, the Special Committee also reviewed and discussed various other alternative structures for effecting a going private transaction, including a reverse stock split without a subsequent forward stock split, purchasing shares of our Common Stock in the open market, undertaking an odd-lot tender offer, effecting a tender offer, engaging in a management led cash-out merger and a sale of all or substantially all of our assets to, or a business combination with, a third party.  Hogan & Hartson discussed with the Special Committee the advantages and disadvantages of each.  The Special Committee also reviewed and discussed the advantages and disadvantages of continuing as an SEC reporting company.

The Special Committee then discussed additional information that it deemed necessary in order for it to make an informed recommendation to the Board as to whether a going private transaction, or any alternatives thereto, would be in our best interests and in the best interests of our stockholders, including, among other things, an analysis of the benefits and costs of remaining an SEC reporting company versus going private, and additional information the Special Committee should request from our management.  The Special Committee requested that Hogan & Hartson provide it with a memorandum addressing the benefits and costs of being a public company and a list of materials that the Special

Committee should consider requesting from management (including a current list of record holders and beneficial owners of our Common Stock).

On April 7, 2009, the Special Committee held a telephonic meeting, with Hogan & Hartson and Bengur Bryan in attendance. The Special Committee members confirmed that they were in receipt of an updated preliminary valuation presentation prepared by Bengur Bryan dated April 7, 2009, as well as various materials prepared by Hogan & Hartson, an analysis prepared by Ronald Zilkowski, our chief financial officer, showing our historic and projected costs of being an SEC reporting company for fiscal years 2008, 2009 and 2010, and a stock split ratio analysis prepared by Mr. Zilkowski describing the effects and associated costs of a reverse stock split at ratios of 1-for-7,000, 1-for-5,000, 1-for-4,000, 1-for-3,000, 1-for-2,000 and 1-for-1,000.

Bengur Bryan advised the Special Committee that it had met with members of our management team on March 31, 2009 to continue its review of ongoing diligence on the Company.  During this review, Mr. Zilkowski provided Bengur Bryan with our five-year financial forecast. Based on the diligence performed, the review of our historical financial information, and its reliance that management's assumptions underlying the projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management as to our future financial performance, Bengur Bryan informed the Special Committee that nothing came to its attention that caused it to believe that the projections were unreasonable.

Bengur Bryan next discussed with the Special Committee its updated preliminary valuation presentation dated April 7, 2009 and described for the Special Committee members the different methodologies Bengur Bryan had used to determine our estimated per diluted share preliminary value range.  The updated presentation included:

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 the addition of three public companies in the comparison of market and financial data of comparable publicly traded companies;

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 an analysis of select merger and acquisition transactions involving target companies in the packaged foods industry with enterprise values below $500 million for the prior two year period; and

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 a revised analysis of premiums paid in recent precedent going private transactions, including those effected in a reverse stock split.

Bengur Bryan noted, and confirmed for the Special Committee, that none of the revised criteria used with respect to the comparable public companies, the comparable merger and acquisition transactions, or the premiums paid analysis affected the preliminary valuation range of our Common Stock as set forth in Bengur Bryan’s initial preliminary valuation analysis dated March 18, 2009.

Bengur Bryan next informed the Special Committee that, based on the financial forecasts provided to it by management and the diligence performed on March 31, 2009, Bengur Bryan had completed its initial discounted cash flow analysis.  Bengur Bryan advised the Special Committee that as a result of this analysis, the updated valuation range was slightly higher than the range set forth in Bengur Bryan’s valuation presentation dated March 18, 2009.  Bengur Bryan described for the Special Committee the methodology it used in performing the discounted cash flow analysis and informed the Special Committee that on the basis of the various methodologies utilized, the updated preliminary valuation range was $0.95 to $1.10 per diluted share.

The Special Committee then discussed Bengur Bryan’s updated preliminary valuation presentation.  Various questions were raised by the Special Committee members, including that the premiums paid analysis indicated that the estimated per diluted share valuation range would result in a negative one-year premium.  The Special Committee members discussed this fact, noting, among other things, the current economic environment and its adverse impact on our business, growth, prospects and stock price over the preceding 12 months.

The Special Committee members next discussed whether a price-to-book value analysis would provide meaningful information for purposes of arriving at a fair per diluted share valuation range, notwithstanding the adverse impact of current economic factors on our stock price.  The Special Committee concluded that Bengur Bryan should include a price-to-book value analysis in its next valuation presentation or advise the Special Committee why such an analysis would not provide relevant or meaningful information for valuation purposes.

Bengur Bryan then addressed the various reverse stock split ratios that might be used to effect a going private transaction and noted that it would need to prepare, or receive from management, a pro forma balance sheet analysis that assumes such a reverse stock split transaction is consummated at the various ratios, as well as an analysis of any relevant debt covenants in order to assist Bengur Bryan in its determination of the appropriate valuation range and the fairness thereof to our unaffiliated cashed-out stockholders.

The Special Committee next discussed the historic and projected costs provided by management for fiscal years 2008, 2009 and 2010 associated with our being an SEC reporting company, noting in particular, the significant expenses we paid in 2008 for a Sarbanes-Oxley compliance officer and the significant projected expenses in 2010 as a result of the required Sarbanes-Oxley Act internal control audit and attestation report by our independent auditor.  The Special Committee also noted certain estimated cost savings that we anticipated we would realize if a delisting/deregistration transaction were undertaken, noting the significant monetary expense and management time that we have incurred and anticipate incurring in the future in connection with the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act.  The Special Committee further acknowledged that management did not presently believe that our status as an SEC reporting company has had a measurable impact on our ability to attract customers, secure bank financings or obtain favorable financing terms, and that we did not presently anticipate using our securities for any future acquisitions or as a vehicle for any financings in the foreseeable future.  The Special Committee members concluded that the costs associated with being an SEC reporting company were a significant burden on us and that any perceived benefits we may receive from being an SEC reporting company did not justify such costs.

Hogan & Hartson then reviewed, and the Special Committee discussed, the various advantages and disadvantages of being an SEC reporting company as well as the advantages of going private.  The Special Committee also discussed the different interests of unaffiliated stockholders that would be cashed-out in a reverse stock split transaction and those unaffiliated stockholders who would continue as stockholders after such transaction.  Among other factors considered, the Special Committee noted that stockholders who would not be cashed-out in a proposed reverse stock split transaction may not be able to sell their stock at a time and price of their own choosing, and that the trading price of our Common Stock in the future could be less than any proposed cash-out price.  The Special Committee then discussed whether it might condition its recommendation, if any, to the Board to require that we use our best efforts to ensure that our Common Stock is quoted in the Pink Sheets in the event a going private transaction is recommended and consummated.  A general discussion of the various Pink Sheets listing requirements was held, including that a market maker agree to quote the shares, as well as the advantages and disadvantages such quotation might have.  The Special Committee noted that trading on the Pink Sheets could develop on its own if a market maker decided to quote the shares, and that the possibility for such quotation would be disclosed to our stockholders in the proxy statement filed with the SEC should the Special Committee recommend and the Board propose a going private transaction.  The Special Committee therefore determined that it would not condition its recommendation to proceed with a going private transaction on maintaining a market in the Pink Sheets.

Hogan & Hartson next reviewed with the Special Committee the various stock split ratios prepared by Mr. Zilkowski and discussed the potential impact on the number of record holders and beneficial owners, assuming a 1-for-7,000; 1-for-5,000; 1-for-4,000; 1-for-3,000; 1-for-2,000; and 1-for-1,000 reverse stock split ratio.  The Special Committee also reviewed a share range analysis of the number of owners of shares of outstanding Common Stock held in street name.  The Special Committee agreed that the ratio selected should ensure the number of stockholders of record falls sufficiently below 300 to allow us to realize our projected cost savings and minimize the risk of inadvertently re-triggering the SEC reporting requirements.  Based on these considerations, consensus was reached among the Special Committee members that a ratio between 1-for-4,000 and 1-for-5,000 appeared to reduce the number of record holders to a level that would allow us to deregister our Common Stock under the Exchange Act and to remain a non-public company for the foreseeable future.

On April 24, 2009, the Special Committee held a meeting by telephone, with Hogan & Hartson and Bengur Bryan in attendance. The Special Committee members confirmed that they were in receipt of various materials prepared by Bengur Bryan since the April 7, 2009 meeting, including an updated preliminary valuation presentation prepared by Bengur Bryan dated April 24, 2009; a preliminary benchmarking analysis prepared and circulated by Bengur Bryan on April 24, 2009; and a pro forma balance sheet that we prepared assuming a $1.2 million repurchase of fractional shares, which also included our preliminary year-to-date operating results.

Bengur Bryan confirmed for the Special Committee that it had conducted additional diligence of us since the Special Committee’s last meeting and, as a result, Bengur Bryan’s preliminary valuation range had increased from $0.90 - $1.05 to $1.05 - $1.20 per diluted share. The change in the per diluted share preliminary valuation range was primarily due to updated share information, including an internal capitalization table provided by management, which reflected fewer diluted shares of our Common Stock outstanding and, therefore, resulted in a higher per diluted share preliminary valuation range.

Bengur Bryan next discussed with the Special Committee its updated preliminary valuation presentation dated April 24, 2009.  As requested by the Special Committee at the April 7, 2009 meeting, Bengur Bryan included a price-to-book value analysis in its updated preliminary valuation presentation and explained the methodology and results of its price-to-book value analysis, noting that the results of the analysis were within the range of the selected comparable publicly traded companies.  Bengur Bryan also informed the Special Committee that Bengur Bryan did not deem book value to be of significant relevance for purposes of valuing an operating entity such as us.  The Special Committee members then took note of the fact that our last reported book value was $1.40 per share, which was above the high end of the April 24, 2009 preliminary valuation range.  Bengur Bryan addressed this fact by describing for the Special Committee the benchmarking analysis it had prepared.  Based on this benchmarking analysis, Bengur Bryan reiterated its belief that book value is not a meaningful measure with which to value us.  A general discussion then ensued regarding book value, and all of the Special Committee members agreed that while a discussion regarding book value is important in the context of the Special Committee’s deliberations, and should be included in Bengur Bryan’s next valuation presentation, our actual book value does not provide relevant and meaningful information for purposes of valuing the Company.

Bengur Bryan next discussed with the Special Committee the pro forma balance sheet that management prepared assuming a $1.2 million repurchase of fractional shares, including our preliminary year-to-date operating results.  Bengur Bryan advised the Special Committee that it had requested this information from management in order to ensure that we possessed the financial ability to engage in a going private transaction structured as a reverse stock split involving the repurchase of up to 1,000,000 pre-split shares at the top end of the preliminary valuation range ($1.20) as set forth in its April 24, 2009 presentation.  Bengur Bryan also advised the Special Committee that management had informed them that we had access to a $7.5 million line of credit with Branch Banking and Trust Company (“BB&T”) that would provide more than adequate coverage to finance a proposed going private transaction at the contemplated ranges and share amounts and that such line of credit permits us to use such funds to finance a cash-out of fractional shares at a price within the preliminary valuation price range at a reverse stock split ratio of 1-for-5,000.  Based upon our representations to Bengur Bryan regarding our line of credit with BB&T, Bengur Bryan informed the Special Committee that we possessed sufficient capacity to finance a reverse stock split transaction at the stated number of shares and price.

A discussion then ensued regarding the premiums paid analysis in Bengur Bryan’s updated valuation analysis.  The Special Committee members discussed the fact that the six-month premium was positive assuming a range of $1.05 to $1.20 per diluted share, although the 12-month premium remained negative.

The Special Committee next addressed an inquiry it had made to management since its last meeting regarding whether we had received any third-party acquisition proposals or firm offers over the past several years.  Based on such inquiry, the Special Committee noted that there had been no such proposals or firm offers made.

The Special Committee then discussed the five-year financial forecasts provided by management.  The Special Committee then invited Bengur Bryan to discuss the forecasts and the assumptions that management used in preparing the forecasts, based on Bengur Bryan’s diligence.  Bengur Bryan explained the diligence it had performed and how the forecasts were used in its discounted cash flow analysis.  Bengur Bryan also detailed for the Special Committee the assumptions used, including the impact of the current recession on growth and the projected sales in various sectors of our operations over the relevant periods.  Bengur Bryan confirmed for the Special Committee that Bengur Bryan had discussed with us the forecasts and the current economic factors and the impact of both on our operating sectors and growth potential. Based on such discussions, Bengur Bryan reconfirmed its belief that the forecasts were not unreasonable. A general discussion then ensued regarding the five-year financial forecast and unanimous consensus was reached among the Special Committee members that the Special Committee should invite members of senior management to discuss the forecasts and underlying assumptions at the Special Committee’s next meeting.

Hogan & Hartson then reviewed with the Special Committee the various alternatives for effecting a going private transaction, including the advantages and disadvantages of each, as previously discussed in the Special Committee meetings held on March 18 and April 7, 2009.  Hogan & Hartson then confirmed with the Special Committee that the members of the Vilgrain family, which control approximately 59.4% of our outstanding Common Stock, were not interested in selling their shares of Common Stock.  Based on the review and further discussion, the Special Committee confirmed that a reverse stock split followed by a forward stock split at the same ratio provided the most fair, expeditious and cost-efficient method for reducing our stockholder base below 300 stockholders of record and was therefore the preferred alternative for effecting a going private transaction.  The Special Committee then raised certain procedural questions regarding effecting such reverse and forward stock splits, and Hogan & Hartson responded to the same.

Hogan & Hartson next addressed a reverse stock split analysis that had been prepared by Mr. Zilkowski at a ratio of 1-for-4,500, followed by a forward stock split at the same ratio.  Hogan & Hartson reviewed with the Special Committee the impact of various other ratios and compared for the Special Committee the costs to us and the impact on the number of stockholders of record and beneficial owners at the various ratios, including 1-for-4,500.

Hogan & Hartson then discussed Bengur Bryan’s updated valuation presentation dated April 24, 2009 and again reviewed for the Special Committee its fiduciary duties in the context of a going private transaction, particularly the Special Committee’s obligation to satisfy the “entire fairness” standard of review under Delaware law, such that both the process used to evaluate, negotiate and approve any such transaction is deemed fair, as well as the resulting price offered to unaffiliated stockholders.  The Special Committee members inquired as to how the Special Committee’s recommendation might be affected by a material change in facts or circumstances between the period when the Special Committee might recommend a going private transaction and the time at which stockholders would vote on such going private transaction.  Hogan & Hartson advised the Special Committee that, in the event it determines to recommend such a transaction, the Special Committee would expressly retain authority to rescind, abandon and/or change its recommendation up to, and until, the vote of stockholders at the special meeting.

A telephonic meeting of the Special Committee was next held on April 28, 2009, with Hogan & Hartson and Bengur Bryan in attendance.  At the request of the Special Committee, also in attendance were certain members of our senior management, including Stanislas Vilgrain, our chief executive officer and president and a director of the Company; Felipe Hasselmann, our chief operating officer; and Ronald Zilkowski, our chief financial officer.  The purpose of the meeting was to provide the Special Committee an opportunity to discuss with Messrs. Vilgrain, Hasselmann and Zilkowski the five-year financial forecasts prepared by management, including an opportunity to raise questions as to the background of the forecasts and the underlying assumptions used to arrive at them.

Messrs. Vilgrain, Hasselmann and Zilkowski discussed with the Special Committee our current overall and segment level operating challenges and growth prospects and described for the Special Committee the criteria and methodology management had used to arrive at the forecasts for the relevant periods in light of such challenges and opportunities.  Messrs. Vilgrain, Hasselmann and Zilkowski outlined for the Special Committee the assumptions used on an operating and segment basis for the projected periods.  The Special Committee then asked various questions regarding the forecasts, assumptions, challenges and opportunities, which Messrs. Vilgrain, Hasselmann and Zilkowski addressed to the satisfaction of the Special Committee members.

Following a regularly scheduled meeting of the Board on May 7, 2009 to discuss, among other things, our third quarter results of operations, a meeting of the Special Committee was held, which Hogan & Hartson and Bengur Bryan attended.  The Special Committee’s first order of business was to address what appeared to be unusual movement in the trading price of our Common Stock over the preceding week and one-half.  The Special Committee members noted that at the last Special Committee meeting on April 28, 2009, our stock price closed at $0.71; that it reached a closing price of $1.14 on May 4, 2009; and that it closed on May 6, 2009, the day prior to the meeting, at $1.10.  The Special Committee members further noted that trading volume in the Common Stock during this period had been low, which coupled with the thinly traded nature of our Common Stock, suggested that the recent stock price movement was likely attributable to trades made by a small number of investors.  Mr. McGettigan then noted for all present that the full Board had met earlier to discuss our results of operations for the third quarter ended April 4, 2009, and that we expected to report an increase in net loss compared to the third quarter of 2008. As such, the Special Committee members expressed concern that the recent movement in our stock price was abnormal and that the current price may not accurately reflect our fundamental value.

In light of the unexplained movement in our Common Stock price, the Special Committee determined that it would be in our best interests and in the best interests of our stockholders for the Special Committee to withhold further discussion of a potential going private transaction until such time as the market had a chance to consider and react to our third quarter operating results, which would be released the week of May 11, 2009, as well as the information presented in our Form 10-Q that would be filed with the SEC at the same time. The Special Committee agreed that it was advisable to allow the market approximately two weeks to absorb the third quarter financial information, which the Special Committee concurred should allow enough time for the stock price to reflect our financial results.  Bengur Bryan then advised the Special Committee that no aspect of its valuation analysis would be impacted by the recent increase in our Common Stock price other than the premiums paid analysis, and that in Bengur Bryan’s opinion, allowing the market to consider and to digest the third quarter financial information prior to the Special Committee receiving an updated valuation analysis would provide the Special Committee with a more realistic and accurate premiums paid analysis.  Further discussion then ensued regarding the stock price movement, after which the Special Committee determined that it would not request an updated valuation presentation from Bengur Bryan until its next meeting, which the Special Committee determined would be held on May 27, 2009.  In doing so, the Special Committee also determined that it would withhold any determination regarding a potential going private transaction until at least the Special Committee’s next meeting.

At the request of the Special Committee, the following members of the Board and management then joined the Special Committee meeting: Jean-Louis Vilgrain, Stanislas Vilgrain, and Sebastien Vilgrain, each a member of the Board, Mr. Hasselmann and Mr. Zilkowski.  Sebastien Vilgrain attended the meeting via teleconference.  A representative of Cooley Godward Kronish, our outside counsel, also attended this portion of the meeting.

Mr. McGettigan advised the Board of the Special Committee’s concerns regarding the recent stock price movement, as discussed above and of the Special Committee’s decision to postpone making any further determination regarding a going private transaction until after our third quarter earnings had been released and our Form 10-Q had been filed with the SEC, thus allowing the market an opportunity to absorb this information.  Mr. McGettigan informed the Board that the Special Committee would reconvene on May 27, 2009 to evaluate the situation and determine how best to proceed.

The Special Committee next took this opportunity to inquire from the members of management present at the meeting whether management expected our business and operations to continue as currently conducted in the event that we did go private.  Management advised the Special Committee that they expected that this would be the case.

On May 14, 2009, after the close of trading on the NYSE Amex, we issued a press release announcing our financial results for the third quarter ended April 4, 2009.  At the same time, we filed our Quarterly Report on Form 10-Q for the third quarter.  On May 15, 2009, the closing price of our Common Stock was $0.95 per share, reflecting a decline from the closing price of $1.07 on May 14, 2009.  During the following seven trading days, the closing price of our Common Stock ranged between $0.93 and $0.95 per share.  Trading volume during this period remained light, with an average volume of 3,300 shares per day, and with no shares trading at all on May 22, 2009.

The Special Committee’s next meeting was held on May 27, 2009, at which time the Special Committee, with Hogan & Hartson and Bengur Bryan present, reviewed the procedures and processes that had been followed by the Special Committee throughout its evaluation of the advisability of engaging in a proposed going private transaction, including the timing of such going private transaction and our then current financial position, as well as the advice and information that it had reviewed, the various alternatives for effecting a going private transaction, the potential advantages and disadvantages of each, and other factors that it had considered.  The Special Committee then determined that it was the Special Committee’s view and belief that, based on all of the factors that had been considered by the Special Committee, although not relying upon any one factor but considering all factors as a whole that:

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it is in our best interests and in the best interests of our stockholders, including all unaffiliated stockholders, to engage in a going private transaction; and

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a going private transaction effected by means of a reverse stock split of our Common Stock immediately followed by a forward stock split at the same ratio would be in our best interests and that of our unaffiliated stockholders (including both unaffiliated stockholders who would be cashed-out as a result of the reverse stock split as well as unaffiliated stockholders who would continue as our stockholders following consummation of the transaction).

Bengur Bryan then provided the Special Committee with its updated valuation presentation, dated May 27, 2009, which set forth a valuation range of $1.20 to $1.30 per diluted share.  Bengur Bryan reviewed the information included in the presentation, including Bengur Bryan’s diligence review and evaluation of our business, operating results, financial condition, growth prospects and projected financial data.  Bengur Bryan then reviewed with the Special Committee its approach to its financial analysis of the Company, discussing the historical trading price and trading volume of our Common Stock, including the recent upward movement in the stock price, and the financial methodologies it used in determining the value range of $1.20 to $1.30 per diluted share.  Following Bengur Bryan’s presentation, the Special Committee discussed the financial report, Bengur Bryan’s presentation and diligence and other such matters to be considered in connection with determining a potential per diluted share value amount for the cash consideration to be paid to the stockholders who would be cashed-out in the proposed reverse stock split.

Following further discussions, the Special Committee determined that a cash-out price of $1.30, without interest (the Consideration Price), is fair to and in our best interest and that of our unaffiliated stockholders, including stockholders who would be cashed-out as well as unaffiliated stockholders who would continue as our stockholders following consummation of the reverse/forward stock split transaction. Bengur Bryan then presented its oral opinion that the Consideration Price was fair from a financial point of view to the unaffiliated stockholders who would be cashed-out in the proposed reverse stock split.  Pursuant to the Special Committee’s request, Bengur Bryan confirmed its oral fairness opinion with a written fairness opinion on May 27, 2009.

The Special Committee next discussed various stock split ratios and determined that the ratio of the Reverse Stock Split would be 1-for-5,000 and, accordingly, that the ratio of the Forward Stock Split would be 5,000-for-1, but reserved the right to rescind, abandon or change its recommendation to the Board at any time up to and until the vote of stockholders at the Special Meeting to be called by the Board for the purpose of considering the Reverse Stock Split.

A telephonic meeting of the full Board was then held, at which Cooley Godward Kronish, Hogan & Hartson and Bengur Bryan were present, at which time the Special Committee recommended that the Board adopt and declare advisable the going private transaction on the terms described above, and the transactions contemplated thereby, such that we will undertake to:

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amend our Restated Certificate to effect the Reverse Stock Split of our then outstanding Common Stock, whereupon holders of Common Stock in amounts less than 5,000 shares will be cashed-out at the Consideration Price, such amendment to be contingent upon approval of the Forward Stock Split;

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amend our Restated Certificate to effect the Forward Stock Split of our then outstanding Common Stock, to be effected immediately following, and contingent upon, approval of the Reverse Stock Split and the filing and effectiveness of the certificate of amendment to the Restated Certificate with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split;

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commence the process of delisting our Common Stock from the NYSE Amex; and

•

commence the process of deregistering our Common Stock under the Exchange Act with the SEC following the filing of the above certificates of amendment to the Restated Certificate with the Secretary of State of the State of Delaware.

The Special Committee then advised the Board that it was expressly reserving the right to rescind, abandon or change its recommendation at any time up to and until the vote of stockholders at the Special Meeting. At this point, Hogan & Hartson left the meeting.

The Board then reviewed in detail the recommendation of the Special Committee that the Board adopt and declare advisable the going private transaction on the terms described above.  The Board noted the advantages and other considerations of a going private transaction to the Company and our stockholders and other relevant factors, including:

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the significant ongoing costs and management time and effort to comply with the Sarbanes-Oxley Act, including the internal control provisions of Section 404 of that act and the preparation and filing of periodic and other reports with the SEC;

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the limited trading volume and liquidity of our shares of Common Stock and giving our smallest stockholders, who represent a disproportionately large number of our record holders, the opportunity to obtain cash for their shares in a relatively limited trading market and at a premium over market prices prevailing at the time of our public announcement of the Transaction without incurring brokerage commissions;

•

the small effect of the proposed transaction on the relative voting power of Continuing Stockholders;

•

management’s statements that our business and operations were expected to continue substantially as presently conducted;

•

the fact that we historically had not taken advantage of the benefits of being a public company, in that we have generally used bank borrowings in lieu of equity financings to fund our growth and have never issued equity in a follow-on public offering;

•

the Special Committee’s receipt of a fairness opinion from Bengur Bryan that the Consideration Price is fair from a financial point of view to the unaffiliated Cashed-out Stockholders;

•

the fact that no change of control would occur as a result of the Transaction; and

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that, following completion of the Transaction, our management and employees would be more able to focus their time, effort and resources on long-term growth.

The Board also noted that the Special Committee has reserved the right to rescind, abandon or change its recommendation to the Board at any time up to and until the vote of stockholders at a Special Meeting if it believes that the Transaction is no longer in the best interests of our unaffiliated stockholders.

The Board reviewed the valuation presentation of Bengur Bryan dated May 27, 2009, and asked questions of Bengur Bryan regarding Bengur Bryan’s analysis, after which Bengur Bryan was excused from the meeting. Cooley Godward Kronish advised the Board of their fiduciary duties in considering a transaction of this sort, including a discussion of the “entire fairness” standard of review under Delaware law, which requires both a fair process and a fair price to be paid to unaffiliated stockholders. The Board also instructed management to continue to solicit and evaluate other alternatives during the period of time until the Transaction was approved by stockholders.

Based on all of the factors that the Board considered at this and prior meetings, in addition to the information considered by and the recommendation of the Special Committee, although not relying upon any one factor but considering all factors as a whole, the Board, including all of our independent directors, unanimously approved the Transaction.  In doing so, the Board also reviewed all factors that the Special Committee examined in making its recommendations to the full Board.  The Board  determined that the Transaction is in our best interests and the best interests of all of our stockholders, including the unaffiliated Cashed-out Stockholders, as well as the unaffiliated Continuing Stockholders, and recommended the Transaction to our stockholders for approval.  The Board retained the right to change the initial ratio of the stock splits, if necessary or advisable in order to accomplish the reduction of the number of record holders below 300.  Finally, the Board retained the right to withdraw its approval of the Transaction, either before or after the vote of stockholders, if the Board determined that the Transaction was no longer in our best interests or in the best interests of our stockholders.

Alternatives to the Transaction

In making its determination to recommend the Transaction, the Special Committee considered, as did the Board, other methods of effecting a going private transaction, including an issuer tender offer, an odd-lot tender offer, repurchases of shares in the open market or privately negotiated transactions, a management led cash-out merger and a sale to a third party, as well as remaining an SEC reporting company.  There was no consideration of any other alternatives that were not related to deregistration.  When considering the various alternatives to the Transaction, the primary focus was the level of assurance that the selected alternative would result in us having fewer than 300 record owners of our Common Stock, thus allowing us to achieve our objective of terminating registration of our Common

Stock under the Exchange Act, the time frame within which such alternative could reasonably be expected to be achieved, again relative to the other alternatives under consideration, as well as the potential costs of the alternative transactions.

Issuer Tender Offer. In this alternative, we would offer to purchase a set number of shares within a specific timetable.  The results of an issuer tender offer would be unpredictable, however, due to the fact that participation by stockholders in a tender offer is voluntary, and we would have no assurance that enough stockholders would tender all of their shares of our Common Stock to reduce the number of record owners of our Common Stock to fewer than 300.  In addition, the rules governing tender offers require equal treatment of all stockholders, including pro rata acceptance of offers from stockholders.  As a result, if the number of tendered shares exceeded the number of shares sought in the offer, we would be required to accept shares ratably, which would not result in the reduction of our number of stockholders. The Special Committee and the Board considered that since they could not guarantee or predict with certainty how many shares would be tendered or the number of record holders that would be eliminated, the possibility existed that such a transaction would not reduce the number of holders of record to below 300, and the estimated costs of this type of transaction potentially could be higher than the costs of the Transaction.  As a result of these disadvantages, the Special Committee and the Board determined not to pursue this alternative.

Odd–Lot Issuer Tender Offer. Unlike a traditional tender offer, an odd-lot issuer tender offer would offer to purchase the shares of our Common Stock only from those stockholders owning 99 or fewer shares.  As of the Record Date, there were approximately [  ] holders of record owning 99 or fewer shares of our Common Stock. As a result, an odd-lot tender offer, if fully accepted by a substantial number of the holders of 99 or fewer shares, would potentially allow us to terminate the registration of our Common Stock under the Exchange Act.  However, like an issuer tender offer, this method would be voluntary on the part of stockholders and there could be no assurance that a requisite number of stockholders would participate.  While the time frame for completing an odd-lot tender offer is shorter than for the Transaction and would be less expensive, the Special Committee and the Board decided this alternative would not be preferable to the Transaction because of the lack of assurance that an odd-lot tender offer would produce the intended result.

Repurchase of Shares in the Open Market or Privately Negotiated Transactions. The Special Committee also considered expanding our existing stock repurchase program, under which we would make periodic repurchases of our Common Stock in the open market or in privately negotiated transactions.  However, the Special Committee noted that this method would be lengthy, and to date had not resulted in significant repurchases, and, because the participation by selling stockholders in a repurchase program is voluntary, there would be no assurance that we could reduce the number of record holders below 300.

Management Led Cash-Out Merger. The alternative considered by the Special Committee as the most similar to the Transaction is a  cash-out merger led by management of the Company, whereby the Company would merge with a shell company financed by management, including the Vilgrain family, who would be the continuing stockholders of the combined company following the merger.  In considering this alternative, the Special Committee noted that a cash-out merger could potentially be more complex and less cost effective than a reverse stock split and required the formation of a new entity and required more documentation than the Transaction.  Moreover, a cash-out merger would have required a significantly greater cost outlay than the Transaction.  Accordingly, the Special Committee concluded that the Transaction would be more simple and cost-effective than a cash-out merger.

Reverse Stock Split without a Forward Stock Split.  The Special Committee noted this alternative would accomplish the objective of reducing the number of record holders below the 300 threshold, assuming approval of the reverse stock split by our stockholders.  In a reverse stock split without a subsequent forward stock split, we would acquire the interests of all stockholders who own less than one whole share but fractional shares would remain outstanding.  Additionally, the resulting value of the outstanding shares would be unusually high, which would potentially adversely impact the trading of the shares following the Reverse Stock Split.  Moreover, a reverse stock split without a corresponding forward stock split would result in potentially troublesome effects on outstanding convertible and exercisable securities, such as stock options and RSUs.  The Special Committee concluded that this alternative was less desirable than a reverse stock split followed by a forward stock split for the reasons noted above.

Sale of All (or Substantially All) Assets to, or Business Combination with, a Third Party.  The Special Committee noted that this alternative would only be available to us if the Vilgrain family, which controls approximately 58.2% of the outstanding shares of Common Stock would be willing sellers.  The Special Committee was advised that the Vilgrain family was not interested in selling their shares at this time and, as a result, the Special Committee and the Board did not further explore this alternative.

Remaining an SEC Reporting Company. The Special Committee and the Board also considered the possibility of remaining an SEC reporting company.  In that case, the Special Committee and the Board believed that we would continue to incur the significant expenses of being a public company without enjoying many of the benefits traditionally associated with SEC reporting company status, including, but not limited to, raising capital in the public markets, stock liquidity and the ability to use our Common Stock as currency for acquisitions.  The Special Committee and the Board ultimately concluded that becoming a private company would be in our best interests and in the best interests of our stockholders and, accordingly, rejected this alternative.

After carefully reviewing all of these alternatives, for the reasons discussed above, the Special Committee recommended, and the Board approved, the Transaction as the most expeditious and economical way of changing our status from that of an SEC reporting company to that of a non-reporting company.

Effects of the Transaction

Effect of the Transaction on the Company. The Transaction is designed to reduce the number of our stockholders of record below 300, which will allow us to terminate the registration of our Common Stock under the Exchange Act and suspend our reporting obligations with the SEC.  In determining whether the number of our stockholders of record falls below 300 as a result of the Transaction, we will count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers. However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions. Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holders of our shares. Based on information available to us as of the Record Date, we expect that as a result of the Transaction the number of our stockholders of record would be reduced to approximately 170.

We also believe the Transaction will have the following additional effects:

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Termination of Exchange Act Registration and Suspension of SEC Reporting Obligations. Our Common Stock is currently registered under the Exchange Act.  The registration may be terminated upon application by us to the SEC if there are fewer than 300 holders of record of our Common Stock.  We intend to file a Form 25 with the SEC to delist our Common Stock from the NYSE Amex and to deregister our Common Stock under Section 12(b) of the Exchange Act.  We expect that the delisting of our Common Stock will be effective 10 days after we file the Form 25 with the SEC and deregistration of our Common Stock under Section 12(b) of the Exchange Act will take effect 90 days after the filing of the Form 25.  Our duty to file periodic and current reports under Section 13(a) of the Exchange Act and the rules and regulations thereunder as a result of our Common Stock’s registration under Section 12(b) of the Exchange Act will be suspended 10 days after we file the Form 25 with the SEC.  We will also be required to terminate our registration under other applicable provisions of the Exchange Act.  Accordingly, we will also file with the SEC a Form 15 certifying that we have less than 300 stockholders of record.  Our obligation to file periodic and current reports as a result of our Common Stock’s registration under those other provisions of the Exchange Act will be suspended immediately upon the filing the Form 15 with the SEC (which we anticipate we will file 10 days following the filing of the Form 25).  After the 90-day waiting period following the filing of the Form 15:

o

our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be suspended;

o

our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC and our executive officers, directors and their affiliates and 10% stockholders will no longer be subject to the recovery of short-swing profits provisions of the Exchange Act; and

o

persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 300 stockholders of record we will once again become subject to the reporting requirements of the Exchange Act.  We will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

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Reduced Costs and Expenses. Our direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the NYSE Amex rules were approximately $976,500 in fiscal year 2008 and we expect these costs to be approximately $880,000 in fiscal year 2009 and approximately $1,055,500 in fiscal year 2010 if we do not complete the Transaction.  We expect to save in excess of $800,000 on an annual basis by becoming a non-reporting company.  We also believe our management team, which currently spends a significant amount of time on activities related to compliance with the Exchange Act and Sarbanes-Oxley Act will have more time to devote to business development and revenue enhancing activities.

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Financial Effect of the Transaction. Based on information we have received as of February 9, 2009 from our transfer agent, Continental, we estimate that the cost of payment to Cashed-out Stockholders, professional fees and other expenses will total approximately $1,648,000.  This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Transaction as a result of purchases, sales and other transfers of our shares of Common Stock by our stockholders. The consideration to be paid to the Cashed-out Stockholders and the costs of the Transaction will be paid from cash on hand.  See “Special Factors—Source of Funds and Expenses” on page 47.  These costs will be offset over time by the costs savings in excess of $800,000 per year we estimate we expect to save as a result of a Transaction.  See “Special Factors—Purpose of and Reasons for the Transaction” on page 14.

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Conduct of Our Business after the Transaction. We expect our business and operations to continue substantially as they are currently conducted, and except as described in this proxy statement, the Transaction is not expected to have any material effect upon the conduct of our business.  See “Conduct of Our Business after the Transaction.”

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Aggregate Stockholders’ Equity. Our aggregate stockholders’ equity will decrease from approximately $23,948,000 as of April 4, 2009 to approximately $22,300,000 on a pro forma basis (after giving effect to payment of costs of the Transaction in the amount of $1,648,000, consisting of approximately $1,348,000 for the cash-out of the shares of Cashed-out Stockholders, and approximately $300,000 of other estimated costs of the Transaction).

Effect on Holders of Fewer than 5,000 Shares of Common Stock and Treatment of Multiple Accounts. Following the Reverse Stock Split, holders of fewer than 5,000 shares of our Common Stock would receive a cash payment of $1.30 per pre-split share, without interest, and would cease to be our stockholders.  Cashed-out Stockholders will have no further financial interest in us with respect to their cashed-out shares and thus will not have the opportunity to participate in the potential appreciation in the value of such shares or our future growth.

The number of shares held by a stockholder of record in two or more separate but identical record holder accounts will be combined to determine the number of shares of our Common Stock owned by that holder and, accordingly, whether the holder will be a Cashed-out Stockholder or a Continuing Stockholder.  Shares held by record holders in joint accounts, such as by a husband and wife, and shares held in similar capacities will be treated separately, and will not be combined with individual accounts in determining whether a holder will be a Cashed-out Stockholder or a Continuing Stockholder. We intend to treat stockholders holding our Common Stock in street name in the same manner as record holders.  Prior to the effective date of the Transaction, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in “street name,” ask them to provide us with information on how many fractional shares will be cashed-out, and request that they effect the Transaction for their beneficial holders.  However, these banks, brokers and other nominees may have different procedures than registered stockholders for processing the Transaction. As a result, a stockholder owning 5,000 or more shares of Common Stock may nevertheless have those shares cashed-out if the stockholder holds shares in a combination of street name accounts and record holder accounts, or holds shares in separate accounts in several brokerage firms. If you are in this situation and desire to remain one of our stockholders after the Transaction, you may consolidate your holdings into one brokerage account or record holder account prior to the effective date of the Transaction.  Conversely, if you hold an account with less than 5,000 shares in street name and want to ensure that your shares are cashed-out, you may want to change the manner in which your shares are held from street name into a record holder account in your own name so that you will be a record owner of the shares.

Examples of the effect of the Transaction on both Cashed-out Stockholders and Continuing Stockholders are set forth below under the caption “Effects of the Transaction—Examples” on page 31.

Effect on Unaffiliated Stockholders Who Own 5,000 or More Shares. For those unaffiliated stockholders who own 5,000 or more shares of our common stock, the Transaction may have the following effects:

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Suspension of SEC Reporting Obligations and Elimination of Compliance with the Sarbanes-Oxley Act. Our Common Stock is currently registered under the Exchange Act.  The registration may be terminated upon application by us to the SEC if there are fewer than 300 holders of record of our Common Stock.  We intend to file a Form 25 with the SEC to delist our Common Stock from the NYSE Amex and to deregister our Common Stock under Section 12(b) of the Exchange Act.  We expect that the delisting of our Common Stock will be effective 10 days after we file the Form 25 with the SEC and deregistration of our Common Stock under Section 12(b) of the Exchange Act will take effect 90 days after the filing of the Form 25.  Our duty to file periodic and current reports under Section 13(a) of the Exchange Act and the rules and regulations thereunder as a result of our Common Stock’s registration under Section 12(b) of the Exchange Act will be suspended 10 days after we file the Form 25 with the SEC.  We will also be required to terminate our registration under other applicable provisions of the Exchange Act. Accordingly, we will also file with the SEC a Form 15 certifying that we have less than 300 stockholders of record. Our obligation to file periodic and current reports as a result of our Common Stock’s registration under those other provisions of the Exchange Act will be suspended immediately upon the filing the Form 15 with the SEC (which we anticipate we will file 10 days following the filing of the Form 25).  After the 90-day waiting period following the filing of the Form 15:

o

our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be suspended;

o

our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC and our executive officers, directors and their affiliates and 10% stockholders will no longer be subject to the recovery of short-swing profits provisions of the Exchange Act; and

o

persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.  Consequently, Continuing Stockholders that remain stockholders after the Transaction is effected will have access to less information about us and our business, operations, and financial performance.  However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 300 stockholders of record we will once again become subject to the reporting requirements of the Exchange Act.  We will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws although we will no longer be required to comply with the internal control audit and other requirements under the Sarbanes-Oxley Act.

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Effect on Market for Shares and Liquidity.  Our Common Stock is currently listed on the NYSE Amex.  After the suspension of our reporting obligations under the Exchange Act, our Common Stock would no longer be listed on the NYSE Amex, which will have an adverse effect on the liquidity of our Common Stock.  Accordingly, any trading in our Common Stock will occur, if at all, in the Pink Sheets or in privately negotiated sales which will adversely affect the liquidity of our Common Stock.

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Cost Savings.  Our direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the NYSE Amex rules were approximately $976,500 in fiscal year 2008 and we expect these costs to be approximately $880,000 in fiscal year 2009 and approximately $1,055,500 in fiscal year 2010 if we do not complete the Transaction.  As we noted above, we ultimately expect to realize recurring annual cost savings in excess of $800,000 as a result of the Transaction.  Our Continuing Stockholders, including our affiliated stockholders, will be the beneficiaries of these savings. See “Special Factors—Purpose and Reasons for the Transaction” on page 14.

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Outstanding Stock Options and RSUs. The Transaction will have no effect on outstanding options or RSUs, and these awards will continue to vest following the Transaction.

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Reduction in Publicly Available Information. If we complete the Transaction as described in this proxy statement, our Common Stock will no longer be registered under the Exchange Act and we will no longer be a reporting company under the Exchange Act.  We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements.  Parties that remain stockholders after the Transaction is effected will, therefore, have access to less information about us and our business, operations, and financial performance.

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Possible Decline in the Value of Our Common Stock. Because of the possible limited liquidity for our Common Stock, the suspension of our obligation to publicly disclose financial and other information following the Transaction and the deregistration of our Common Stock under the Exchange Act, Continuing Stockholders may be less able to determine the value of their Common Stock and, accordingly, may experience a significant decrease in the value of their Common Stock.

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Aggregate Stockholders’ Equity. Our aggregate stockholders’ equity will decrease from approximately $23,948,000 as of April 4, 2009 to approximately $22,300,000 on a pro forma basis (after giving effect to payment of estimated costs of the Transaction in the amount of $1,648,000).

Effect on Affiliated Stockholders. As of the Record Date, 10,424,043 shares, or approximately 59.4%, of the issued and outstanding shares of our Common Stock, were collectively held by executive officers and directors and their affiliates.  Each of our executive officers and directors and their affiliates has indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction.

Upon the effectiveness of the Transaction, the aggregate number of shares of our Common Stock owned by our executive officers and directors and their affiliates will remain the same.  The ownership percentage of the shares of our Common Stock held by our executive officers and directors will increase by approximately 3.6% as a result of the reduction of the number of shares of our Common Stock outstanding.  The increase in the ownership percentage of our shares of Common Stock held by our executive officers and directors and the reduction in the number of shares outstanding following the completion of the Transaction is based on record holder information that we received as of February 9, 2009 from our transfer agent, regarding the holdings of beneficial owners of our Common Stock held in street name. The ownership percentage and the reduction in the number of shares outstanding following the Transaction may increase or decrease depending on purchases, sales and other transfers of our shares of Common Stock by our stockholders prior to the effective time of the Transaction, and the number of street name shares that are actually cashed-out in the Transaction.  The ownership percentage of our shares of Common Stock held by our officers and directors and the ownership percentage of the Continuing Stockholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of Common Stock by our stockholders prior to the effective time of the Transaction, and depending on the number of street name shares that are actually cashed-out in the Transaction.

In addition, our directors and executive officers and their affiliates may have interests in the Transaction that are different from your interests as a stockholder, and have relationships that may present conflicts of interest, including holding options to purchase shares of our Common Stock and RSUs to acquire shares of our Common Stock that will remain outstanding and continue to vest following the Transaction and will not be affected by the Transaction.

See “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” on page 45.

Our direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the NYSE Amex rules were approximately $976,500 in fiscal year 2008 and we expect these costs to be approximately $880,000 in fiscal year 2009 and approximately $1,055,500 in fiscal year 2010 if we do not complete the Transaction.  As we noted above, we ultimately expect to realize recurring annual cost savings in excess of $800,000 as a result of the Transaction.  Our Continuing Stockholders, including our affiliated stockholders, will be the beneficiaries of these savings. See “Special Factors—Purpose and Reasons for the Transaction” on page 14.

Examples. The effect of the Transaction on both Cashed-out Stockholders and Continuing Stockholders may be illustrated, in part, by the following examples:

Hypothetical Scenario	Result

Mr. Smith is a registered stockholder who holds 300 shares of our Common Stock of record in his name immediately prior to the effective time of the Reverse Stock Split.  Mr. Smith holds no other shares.

Mr. Smith will receive cash in the amount of $390.00, without interest, for the 300 shares of Common Stock held prior to the Reverse Stock Split.

Ms. Jones holds 600 shares of our Common Stock in a brokerage account immediately prior to the effective time of the Reverse Stock Split. Ms. Jones holds no other shares.

We intend to treat stockholders holding Common Stock in street name in the same manner as stockholders whose shares are registered in their own names, and will ask banks, brokers and nominees holding these shares to effect the Transaction for their beneficial holders. Assuming that they do so, Ms. Jones will receive cash in the amount of $780.00, without interest, for the 600 shares of Common Stock held prior to the Reverse Stock Split.  If the bank, broker or nominee holding Ms. Jones’ shares have different procedures, or do not provide us with sufficient information on Ms. Jones’ holdings, then Ms. Jones may or may not receive cash for her shares depending on the number of shares held by the bank, broker or other nominee, which is the actual record holder of her shares.

Mr. Williams holds 1,500 shares of our Common Stock of record in his name and 3,700 shares in a brokerage account immediately prior to the effective time of the Reverse Stock Split. Mr. Williams holds no other shares.

Each of Mr. Williams’ holdings will be treated separately. Accordingly, assuming the brokerage firm with whom Mr. Williams holds his shares in street name effects the Transaction for its beneficial holders, Mr. Williams will receive cash in the amount of $6,760.00, without interest, for the 5,200 shares of Common Stock held prior to the Reverse Stock Split.

Ms. Washington holds 6,000 shares of our Common Stock in her name and 7,000 shares in a brokerage account immediately prior to the effective time of the Reverse Stock Split.	Ms. Washington will continue to hold 6,000 shares of Common Stock in her own name and 7,000 shares in a brokerage account after the Transaction.

Mr. Adams holds 2,500 shares of Common Stock in one brokerage account and 2,500 shares in another brokerage account immediately prior to the effective time of the Reverse Stock Split.

Each of Mr. Adams’ holdings will be treated separately. Assuming each of the brokerage firms with whom Mr. Adams holds his shares in street name effect the Transaction for their beneficial holders, Mr. Adams will receive cash in the amount of $6,500.00, without interest, for the 5,000 shares of Common Stock held prior to the Reverse Stock Split.

Ms. Wilson holds 2,500 shares in one record holder account and 2,500 shares in another identical record holder account immediately prior to the effective time of the Reverse Stock Split.	Ms. Wilson will continue to hold 5,000 shares of Common Stock after the Reverse Stock Split.

Mr. Jefferson and Ms. Jefferson each hold 8,000 shares in separate, individual record holder accounts, but also hold 500 shares of Common Stock jointly in another record holder account.

Shares held in joint accounts will not be added to shares held individually in determining whether a stockholder will be a Cashed-out Stockholder or a Continuing Stockholder. Accordingly, Mr. Jefferson and Ms. Jefferson will each continue to own 8,000 shares of Common Stock after the Transaction in their separate accounts, but will receive $650.00, without interest, for the shares held in their joint account.

NYSE Amex Listing; Pink Sheets Quotation

Our Common Stock is currently listed on the NYSE Amex.  To obtain the cost savings we anticipate by no longer preparing and filing annual, periodic and current reports with the SEC, our Common Stock will need to be delisted from the NYSE Amex.

Following the Transaction, our shares may be quoted in the Pink Sheets at www.pinksheets.com, an electronic interdealer quotation service.  The Pink Sheets are not a stock exchange and we do not have the ability to list on, or control whether our shares are quoted in the Pink Sheets.  Any prices at which our shares are quoted in the Pink Sheets, if at all, may be more or less than the current price on the NYSE Amex. In addition, the spread between the bid and asked prices of our Common Stock in the Pink Sheets may be wider than on the NYSE Amex and the liquidity of our shares may be lower.  There is no assurance, however, that there will be any Pink Sheets quotations after the Transaction or that, if such quotations begin, they will continue for any length of time.

Fairness of the Transaction

The Special Committee and the Board fully considered and reviewed the terms, purpose, alternatives and effects of the proposed Transaction. Based on its review, the Special Committee unanimously determined that the Transaction is procedurally and substantively fair to, and in the best interests of, our unaffiliated stockholders, including the unaffiliated stockholders who will receive cash consideration in the Transaction and unaffiliated stockholders who will continue as our stockholders.  Based on its review, the Board unanimously determined that the Transaction is procedurally and substantively fair to, and in the best interests of, all of our stockholders.

Substantive Fairness. The Special Committee and the Board considered, among other things, the factors listed below, as well as the alternatives to the Transaction as noted above in “Special Factors—Alternatives to the Transaction” (on page 25) in reaching their conclusions as to the substantive fairness of the Transaction.  The Special Committee and the Board did not assign specific weight to any factors they considered, nor did they apply them in a formulaic fashion, although they particularly noted the opportunity in the Transaction for stockholders holding fewer than 5,000 shares of Common Stock to sell their holdings at a premium, as well as the fact that stockholders wishing to retain an equity interest in the Company after the effective date of the Reverse Stock Split could do so by ensuring through market purchases that they owned at least 5,000 shares of Common Stock on the effective date of the Reverse Stock Split.  In addition, the Special Committee also noted our expected significant cost and time savings resulting from the Transaction, which will benefit unaffiliated Continuing Stockholders.  The discussion below is not meant to be exhaustive, but we believe it includes all material factors considered by the Special Committee and the Board in their determinations.

Future Cost and Time Savings. The direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the NYSE Amex rules were approximately $976,500 in fiscal year 2008 and we expect these costs to be approximately $880,000 in fiscal year 2009 and approximately $1,055,500 in fiscal year 2010 if we do not complete the Transaction. By eliminating many of these direct and indirect costs, we ultimately expect to realize recurring annual cost savings in excess of $800,000 (approximately 1% of our estimated total revenues for fiscal year 2010), which would include reduced costs of an annual financial statement audit by a public accounting firm, given the reduced scope as a result of no longer being subject to SEC reporting requirements.  In addition, the Special Committee and the Board noted that we would eliminate the time and effort that our management currently spends preparing and reviewing the reports we file with the SEC under the Exchange Act and the Sarbanes-Oxley Act, and after the Transaction, management and our other employees will be able to reallocate this time and effort to other areas of our businesses and operations.

Opportunity to Liquidate Shares of Common Stock. The Special Committee and Board considered the opportunity the Transaction presents for stockholders owning fewer than 5,000 shares to liquidate their holdings at a premium over the closing price per share of our Common Stock at the time of the Board’s approval of the Transaction, without incurring brokerage commissions.

Limited Liquidity for Our Common Stock. The Special Committee and the Board noted that the trading volume in our Common Stock has been, and continues to be, relatively limited. The average daily trading volume of the stock from January 20, 2009 and May 27, 2009 was approximately 4,806 shares per day.  During that period, there were seven trading days on which our Common Stock did not trade at all.  In addition, the Special Committee noted that the number of our stockholders holding fewer than 5,000 shares of our Common Stock was significant relative to the number of stockholders holding 5,000 or more shares of our Common Stock.  Accordingly, the Transaction provides a large number of our record holders and beneficial holders with the opportunity to obtain cash for their shares in a relatively limited trading market and at a premium over the closing price of our Common Stock at the time of our announcement of the Transaction.

Historical Prices. The Special Committee and the Board considered both the historical market prices and recent trading activity and current market prices of our Common Stock.  Between November 1, 2008 and May 26, 2009, the day before the public announcement of the proposed Transaction, our share price has ranged from $0.50 to $2.52.  The $1.30 cash-out price represents an approximately 37% premium over the $0.95 closing sales price of Common Stock on May 26, 2009 and an approximately [    ]% premium over the $[            ] closing sales price of Common Stock on the Record Date.

Opinion of the Financial Advisor. The Special Committee reviewed and considered a valuation presentation dated May 27, 2009 and the oral fairness opinion rendered by Bengur Bryan to the Special Committee on May 27, 2009, which was subsequently confirmed in writing, that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Consideration Price to be paid to the unaffiliated Cashed-out Stockholders is fair from a financial point of view.  For more information about the opinion, you should read the discussion below under “Special Factors—Fairness Opinion of Financial Advisor” on page 36.  A copy of Bengur Bryan’s fairness opinion is attached as Annex B to this proxy statement.  We have filed Bengur Bryan’s valuation presentation to the Special Committee, dated May 27, 2009, with the SEC as an exhibit to the Schedule 13E-3 relating to this Transaction, and this presentation is also available for inspection and copying at our principal executive offices, 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia  22314.

Valuation Range.  In determining the cash amount to be paid to Cashed-out Stockholders in the Transaction, the Special Committee considered the valuation range of our Common Stock set forth in Bengur Bryan’s valuation presentation dated May 27, 2009.  Each of the premiums paid analysis, comparable publicly traded companies, comparable merger and acquisition transactions, and discounted cash flow methodologies used by Bengur Bryan to arrive at a per diluted share valuation range and to assess the fairness of the Consideration Price to be paid to the Cashed-out Stockholders is described in more detail below under “Special Factors— Fairness Opinion of Financial Advisor” on page 36.  The Special Committee and Board have relied upon Bengur Bryan’s valuation presentation and written fairness opinion, both dated May 27, 2009, to the effect that the Consideration Price to be paid to the Cashed-out Stockholders is fair from a financial point of view.

Book Value Analysis. Although Bengur Bryan reviewed, at the Special Committee’s request, the price-to-book value of our shares of Common Stock, neither Bengur Bryan nor the Special Committee viewed this analysis as being useful for purposes of arriving at the fair value to be paid to Cashed-out Stockholders.  Net book value is based on the historical cost of our assets.  The value of items, such as our positive business reputation and goodwill, particularly since we will continue as a going concern, are not included in a determination of net book value.  The net book value per share of our Common Stock on April 24, 2009 was $1.40.  The Consideration Price represents a $0.10 discount to such net book value.  Notwithstanding this fact, Bengur Bryan advised the Special Committee, and the Special Committee agreed, that book value does not provide a meaningful measure with which to value the Company.  The Board agreed with this determination.

No Firm Offers. The Special Committee and the Board are not aware of any firm offers during the past two years by any unaffiliated person for our merger or consolidation, the sale or other transfer or all or any substantial part of our assets, or a purchase of our shares of Common Stock or other securities that would enable the purchaser to exercise control of the Company.

Disadvantages of the Transaction. The Special Committee and the Board also considered the disadvantages of the Transaction, including:

•

No Participation in Future Growth by Cashed-out Stockholders.  Cashed-out Stockholders will no longer have any ownership interest in the Company and will no longer participate in our future earnings and growth.

•

Reduction in Information about Cuisine Solutions. After completion of the Transaction, we will cease to file annual, quarterly, current, and other reports and documents with the SEC, and Continuing Stockholders will cease to receive annual reports and proxy statements.  While we intend to continue to prepare audited financial statements and periodic unaudited financial statements, we do not intend to make those financial statements public.  As a result, Continuing Stockholders will have access to less information about us and our business, operations, and financial performance.

•

Limited Liquidity. After the Transaction, our Common Stock will no longer be listed on the NYSE Amex.  Our Common Stock may be eligible for quotation in the Pink Sheets. However, trading opportunities in the Pink Sheets will be dependent upon whether any broker-dealers commit to make a market for our Common Stock.  We cannot guarantee or anticipate whether our Common Stock will be quoted in the Pink Sheets.  In addition, because of the possible limited liquidity for our Common Stock, the suspension of our obligation to publicly disclose financial and other information following the Transaction, and the deregistration of our Common Stock under the Exchange Act, Continuing Stockholders may potentially experience a significant decrease in the value of their Common Stock.

•

Limited Oversight. After completion of the Transaction, we will no longer be subject to the provisions of the Sarbanes-Oxley Act, certain of the liability provisions of the Exchange Act or the oversight of the NYSE Amex.

•

Reporting Obligations of Certain Insiders. Our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC.  In addition, our executive officers, directors and 10% stockholders will no longer be subject to the recovery of short-swing profits provisions of the Exchange Act, and persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•

Reduced Cash Balance. We estimate that the cost of payment to Cashed-out Stockholders, and the professional fees and other expenses related to the Transaction will total approximately $1,648,000.  The consideration to be paid to the Cashed-out Stockholders and the costs of the Transaction will be paid from funds on hand and use of our lines of credit. As a result, immediately after the Transaction, we will have less cash on hand and more debt than we would have had if the Transaction did not occur.

•

Filing Requirements Reinstituted. The filing of a Form 15 with the SEC will result in the suspension, and not the termination, of our filing obligations under the Exchange Act. This suspension remains in effect so long as we have fewer than 300 stockholders of record.  Thus, subsequent to the time the Form 15 becomes effective, if on the first day of any fiscal year we have more than 300 stockholders of record, then we must resume reporting pursuant to Section 15(d) of the Exchange Act.

•

Board Composition. Although we have not yet made any definitive decisions regarding the composition of our Board following the Transaction, we currently expect that a number of our independent directors will resign from the Board.  If they do so, it is possible that, after the completion of the Transaction, we may no longer have any independent directors.

•

No Appraisal Rights. Under Delaware law, our Restated Certificate and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Transaction.

•

Approval of the Transaction. As of the Record Date, approximately 59.4% of our shares of Common Stock eligible to vote with respect to the Transaction were collectively held by directors, executive officers and their affiliates.  As noted above, our directors, executive officers and their affiliates have indicated that they intend to vote all of their shares of our Common Stock (10,424,043 shares, or approximately 59.4% of the shares eligible to vote) “FOR” the Transaction.  As a result, approval of the Transaction is assured.

See “Special Factors—Effects of the Transaction” on page 35.

Procedural Fairness. We did not engage an unaffiliated representative to act solely on behalf of our unaffiliated stockholders for the purpose of negotiating the terms of the Transaction or preparing a report covering the fairness of the Transaction. Retaining an unaffiliated representative would be an added expense of the Transaction and would not affect the outcome of the Transaction because a majority vote of the unaffiliated stockholders is not required under applicable law.  Rather, the Board established the Special Committee to consider the advisability of a possible going private transaction, the various alternatives to effecting such a transaction, the related advantages and disadvantages to us and our unaffiliated stockholders of each of those alternatives, the fairness of the Consideration Price to both our Cashed-out Stockholders and unaffiliated Continuing Stockholders as a result of the Transaction, and to make a recommendation to the full Board concerning the advisability of the Transaction.  The Board believes that the Special Committee, each of whose members is independent under applicable NYSE Amex listing rules and Rule 10A-3(b) under the Exchange Act, was sufficient to protect the interests of unaffiliated stockholders.  In addition, the Special Committee took note of the fact that the interests of unaffiliated stockholders inherently varied depending upon whether any particular unaffiliated stockholder held 5,000 shares or more or held fewer than 5,000 shares.  Although there was no third party that acted independently on behalf of the unaffiliated stockholders, the members of the Special Committee set out to protect unaffiliated stockholders by making a recommendation regarding the Transaction that they believed to be fair to the unaffiliated stockholders.

We did not make any special provision to grant unaffiliated stockholders access to our corporate files.  The Special Committee and the Board believe that this proxy statement, along with our other filings with the SEC, provides a great deal of information for unaffiliated stockholders to make an informed decision as to the Transaction, and that no special provision for the review of our files was necessary.

The Special Committee and the Board determined not to condition the approval of the Transaction on approval by a majority of our unaffiliated stockholders.  The Special Committee and the Board noted that affiliated and unaffiliated stockholders will be treated equally in the Transaction.  If separate approval of unaffiliated stockholders were required, our affiliated stockholders would receive lesser voting rights than unaffiliated stockholders solely on the basis of their affiliate status even though they will receive no additional benefits or different treatment in the Transaction, and any such requirement would prevent a majority of the outstanding shares of our Common Stock from participating in the consideration of the proposed Transaction.  Executive officers, directors and their affiliates presently collectively own shares of Common Stock representing approximately 59.4% of the issued and outstanding shares eligible to vote on the Transaction (see “Special Factors – Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” on page 45).  Moreover, because of the disparate nature of our unaffiliated stockholder base with a large number of stockholders owning relatively few shares, and the fact that the Transaction could not be voted on by brokers without instruction from the beneficial owners of the shares, the Board considered that there was a significant possibility that a large percentage of shares held in brokerage accounts would not be voted.  Furthermore, a vote of the majority of unaffiliated stockholders is not required under Delaware law.  Finally, stockholders can increase, divide, or otherwise adjust their existing holdings at any time prior to the effective date of the Reverse Stock Split, so as to retain some or all of their shares of Common Stock, or to receive cash for some or all of their shares, as they see fit.

The Special Committee also noted that there will be no material change in the percentage ownership of the executive officers, directors and their affiliates as a group. Based on information provided as of February 9, 2009 by our transfer agent, Continental, as well as information we have received regarding the holdings of beneficial owners of our Common Stock held in street name, approximately 1,037,000 shares out of 17,559,194 issued and outstanding shares of our Common Stock will be eliminated as a result of the Reverse Stock Split.  The Special Committee also noted that, on May 27, 2009, the executive officers, directors and their affiliates as a group collectively held 10,424,043 shares, or approximately 59.4%, of the issued and outstanding shares of our Common Stock. After the Transaction, we expect those shares as a percentage of our issued and outstanding Common Stock to increase by approximately 3.6%, subject to change based on the actual number of shares that would be cashed-out in the Transaction.

We intend to treat stockholders holding Common Stock in street name in the same manner as stockholders whose shares are registered in their own names, and will ask banks, brokers and nominees holding these shares to provide us with information on how many fractional shares will be cashed-out, and request that they effect the Transaction for their beneficial holders.

Recommendation of the Special Committee. Based on the foregoing analyses, including a consideration of the disadvantages of the Transaction, the Special Committee unanimously determined that the Transaction is procedurally and substantively fair to all unaffiliated stockholders, including both unaffiliated Cashed-out Stockholders and unaffiliated Continuing Stockholders, and believes the Consideration Price is fair to all unaffiliated stockholders, including unaffiliated Cashed-out Stockholders and unaffiliated Continuing Stockholders. As a result, the Special Committee unanimously recommended the Transaction to the full Board and recommends that stockholders vote “FOR” approval of the proposals to amend our Restated Certificate.

Recommendation of the Board. At a meeting held on May 27, 2009, the Board  unanimously determined that the Transaction is fair to, and in the best interests of, us and our stockholders, including all unaffiliated stockholders, unanimously approved the Transaction and recommends that you vote “FOR” approval of the proposals to amend our Restated Certificate.  In reaching its determination and recommendation, the Board considered and specifically adopted the recommendations of the Special Committee and the factors that the Special Committee took into account in making its recommendation to the full Board.

Fairness Opinion of Financial Advisor

The Special Committee engaged Bengur Bryan on March 10, 2009 to provide an opinion, from a financial point of view, of the fairness of the Consideration Price to be paid to Cashed-out Stockholders.  At a meeting of the Special Committee held on May 27, 2009, Bengur Bryan delivered its oral opinion to the Special Committee that, as of May 27, 2009, the Consideration Price to be paid to Cashed-out Stockholders was fair from a financial point of view.  Pursuant to the Special Committee’s request, Bengur Bryan confirmed its oral fairness opinion with a written fairness opinion dated May 27, 2009 that, as of such date, the Consideration Price was fair to the Cashed-out Stockholders from a financial point of view.

The Special Committee retained Bengur Bryan based upon its familiarity with our current operations and prospects and because Bengur Bryan regularly engages in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, going private transactions, as well as Bengur Bryan’s past experience in the valuation of securities in connection with negotiated underwritings and secondary offerings of listed securities. The Special Committee imposed no limitations upon Bengur Bryan with respect to the investigations made or procedures followed in rendering its valuation presentation or its fairness opinion.

The fairness opinion was directed to the Special Committee and addressed the fairness of the Consideration Price, from a financial point of view, to the Cashed-out Stockholders.  Bengur Bryan’s opinion did not address the merits underlying our business decision to enter into the Transaction and did not constitute a recommendation to us, the Special Committee, the Board, our stockholders, or any other person as to how such person should vote or as to any other specific action that should be taken in connection with the Transaction.

 We have agreed to pay Bengur Bryan a fee of $50,000, plus reimbursement of its out-of-pocket expenses, for providing its fairness opinion and related financial advisory services. No portion of Bengur Bryan’s fee is contingent upon the conclusions reached in its opinion or upon consummation of any transaction. We have agreed to indemnify and hold harmless Bengur Bryan, and its employees, agents, officers, directors, principals and affiliates (and their successors and assigns) against and from all losses arising out of or in connection with its engagement by the Special Committee.  No person or entity employed by or associated with Bengur Bryan owns the stock of, or trades the securities of, or has any financial interest in, us or any related entities. Bengur Bryan may in the future seek to provide investment banking services to us for which Bengur Bryan would expect to receive customary compensation.

          The complete text of Bengur Bryan’s opinion is attached to this proxy statement as Annex B, and the following summary of that opinion is qualified in its entirety by reference to that opinion. We urge you to read the opinion carefully for a description of the procedures followed, the factors considered and the assumptions made.

In conducting its analysis and arriving at its opinion, Bengur Bryan made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Bengur Bryan:

i.

reviewed our audited consolidated financial statements as of and for the twelve month periods ended June 28, 2008, June 30, 2007, and June 24, 2006 as filed with the SEC on Form 10-K;

ii.

reviewed our unaudited consolidated financial statements for the forty weeks ended April 4, 2009, and April 5, 2008 as filed with the SEC on Form 10-Q;

iii.

reviewed certain publicly available information concerning our company;

iv.

reviewed our financial projections furnished to it by our senior management;

v.

reviewed and analyzed certain publicly available current and historical financial and reported stock market data relating to comparable public companies that it deemed relevant to its inquiry;

vi.

reviewed the reported current and historical market prices and trading activity of our publicly traded securities;

vii.

analyzed certain publicly available information concerning the terms of comparable going-private transactions that it considered relevant to its inquiry;

viii.

held meetings and discussions with certain of our officers and employees concerning our operations, financial condition and future prospects; and

ix.

conducted such other financial studies, analyses and investigations and considered such other historical information as it deemed necessary or appropriate for purposes of its opinion.

In performing its analyses, Bengur Bryan made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control and the control of Bengur Bryan. Any estimates contained in the analyses performed by Bengur Bryan are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by those analyses.  Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which those businesses or securities might actually be sold.  Accordingly, the analyses and estimates are inherently subject to substantial uncertainty.

Bengur Bryan, with our permission, assumed and relied upon the accuracy and completeness of all financial and other information and data provided to or otherwise reviewed by or discussed with it, and upon the assurances of our senior management that all information relevant to its opinion had been disclosed and made available to it. Bengur Bryan further relied on the assurances of our senior management that they were not aware of any facts that would make such information inaccurate or misleading. Bengur Bryan neither attempted independently to verify any such information or data, nor did Bengur Bryan assume any responsibility to do so. Bengur Bryan also assumed, with our permission, that our forecasts and projections, which were provided to or reviewed by Bengur Bryan, had been reasonably prepared in good faith based on the then best current estimates, information and judgment of our senior management as to our future financial condition, cash flows and results of operations.  Bengur Bryan made no independent investigation of any legal, accounting or tax matters affecting us and Bengur Bryan assumed the correctness of all legal, accounting and tax advice given to us and the Special Committee. Bengur Bryan did not conduct a physical inspection of our properties and facilities, nor did it make or obtain any independent evaluation or appraisal of such properties and facilities. Although Bengur Bryan took into account its assessment of general economic, market and financial conditions, the Bengur Bryan opinion was necessarily based upon economic, financial, political, regulatory and other conditions as they existed and could be evaluated on the date of the Bengur Bryan opinion and Bengur Bryan assumed no responsibility to update or revise its opinion based upon events or circumstances occurring after the date of the Bengur Bryan opinion. Bengur Bryan expressed no opinion whether any alternative transaction might result in terms and conditions more favorable to us or our stockholders, than those contemplated by the Transaction.

Set forth below is a summary of the material financial analyses presented by Bengur Bryan to the Special Committee in connection with rendering its opinion.  The summary set forth below does not purport to be a complete description of the analyses performed by Bengur Bryan in this regard.  Certain of the summaries of financial analyses include information set forth in tabular format.  In order to fully understand the financial analyses used by Bengur Bryan, the tables must be read together with the text of each summary.  The tables alone do not constitute a complete description of the financial analyses. The preparation of opinions regarding fairness, from a financial point of view, involve various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances, and, therefore, such opinions are not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the separate analyses summarized below, Bengur Bryan believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors considered by it, without considering all of its analyses and factors, or attempting to ascribe relative weights to some or all of its analyses and factors, could create an incomplete view of the evaluation process underlying the Bengur Bryan opinion.

No company or transaction used in the analyses described below is identical to us or the Transaction.  Accordingly, an analysis of the results thereof necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the Transaction or the public trading or other values of us or companies to which they are being compared.  Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using selected acquisition or company data.  In addition, in performing such analyses, Bengur Bryan relied on projections prepared by several publicly available sources, any of which may or may not prove to be accurate.

Based on its experience and professional judgment after considering the results of its analyses taken as a whole, without attributing any particular weight to or reaching a conclusion based on any specific analysis, Bengur Bryan established a final implied equity value range of $1.20 to $1.30 per diluted share.

The following is a summary of the material analyses performed by Bengur Bryan in connection with the Bengur Bryan opinion:

Comparable Public Companies Analysis. A comparable public companies analysis determines the value of the company based on relative valuation metrics observed from publicly traded companies that Bengur Bryan believed to be reasonably similar to us. Bengur Bryan believed that the selected public companies listed in the chart below have certain business operations, financial characteristics, and fundamental economic and industry drivers that provide a reasonable basis for comparison to us for valuation purposes. Bengur Bryan calculated enterprise value multiples based on certain of our financial data and certain selected companies operating in the packaged foods industry with a focus on companies that produce meal solutions for the foodservice or retail end markets. The calculated multiples included: (i) enterprise value as a multiple of latest reported twelve months of revenue (“LTM Revenue”), which for the selected companies ranged from dates as of June 30, 2008 to April 4, 2009 and (ii) enterprise value as a multiple of the latest reported twelve months of  EBITDA (or earnings before interest, taxes, depreciation and amortization) (“LTM EBITDA”), which for the selected companies ranged from dates as of June 30, 2008 to April 4, 2009. Our LTM Revenue and LTM EBITDA as of April 4, 2009 were as set forth in the chart below.

Comparable Publicly Traded Companies - Market and Financial Data
($ amounts in millions, except stock price and per share data)										Enterprise Value to:
Company	Ticker	5 Yr. Beta	Stock Price 5/22/09	Shares Outstanding (Millions)	Market Cap.(1)		Debt Weighting	LTM Revenue	LTM EBITDA(3)	LTM Revenue	2009E Revenue	LTM EBITDA	2009E EBITDA	Price to Book Value
						Enterprise Value(2)

Armanino Foods of Distinction Inc.	AMNF	0.72	0.42	34.6	$14.5	$14.5	0%	$20.0	$2.1	0.7x	NM	7.1x	NM	2.9x
Bridgford Foods Corp.	BRID	1.09	5.46	9.4	$51.5	$41.3	0%	$121.2	$(0.7)	0.3x	NM	NM	NM	2.1x
Fleury Michon SA	ENXTPA:FLE	0.50	40.61	4.8	$192.9	$330.5	44%	$693.7	$53.4	0.5x	NM	6.2x	NM	1.0x
High Liner Foods Inc.	TSX:HLF	0.20	6.52	18.5	$120.4	$226.6	42%	$506.7	$32.1	0.4x	NM	7.1x	NM	0.8x
Hilton Food Group PLC	LSE:HFG	-	2.86	69.7	$199.2	$247.5	30%	$1,160.4	$51.8	0.2x	NM	4.8x	NM	NM
The Inventure Group	SNAK	0.81	2.23	18.3	$40.7	$59.4	32%	$116.6	$8.6	0.5x	0.5x	6.9x	6.4x	1.4x
Monterey Gourmet Foods Inc.	PSTA	1.38	1.84	16.8	$0.9	$27.0	0%	$94.2	$1.7	0.3x	NM	NM	NM	1.1x
Overhill Farms Inc.	OFI	1.28	4.51	15.8	$71.3	$97.1	32%	$222.4	$22.1	0.4x	0.4x	4.4x	NM	2.6x
Vaughan Foods Inc.	FOOD	-	1.04	4.6	$4.8	$17.5	73%	$93.4	$(2.7)	0.2x	NM	NM	NM	0.7x
Target
Cuisine Solutions Inc.	FZN	1.16	0.95	17.6	$16.7	$21.7	26%	$80.5	$2.4	0.3x	NM	8.9x	NM	0.7x
									Comparables

	(1) Stock price multiplied by number of shares outstanding								1st Quartile	0.3x	0.4x	5.1x	6.4x	0.9x
	(2) Market capitalization plus net debt, preferred equity, and minority interests								Mean	0.4x	0.4x	6.1x	6.4x	1.6x
	(3) Earnings before interest, taxes, depreciation and amortization								Median	0.4x	0.4x	6.5x	6.4x	1.2x
									3rd Quartile	0.5x	0.5x	7.0x	6.4x	2.2x

Source: Capital IQ

Selection Criteria: Companies with under $300 million in Enterprise Value that operate in the packaged foods industry, with a focus on companies that produce meal solutions for the foodservice or retail end markets.

NM - Not Meaningful

Note: The Enterprise Value/LTM EBITDA Multiple of PSTA has been excluded from mean, median and quartile calculations

Bengur Bryan selected the first and third quartiles of enterprise value to LTM Revenue and to LTM EBITDA multiples. Bengur Bryan applied these multiples to our latest reported twelve months of revenue and EBITDA and determined an implied enterprise value of $17.7 million to $27.6 million. After subtracting net debt, when divided by the number of outstanding shares of our Common Stock on a fully diluted basis, Bengur Bryan found our implied equity value to be within a range of $0.72 to $1.28 per diluted share.

Comparable Transactions Analysis. A comparable transactions analysis determines the value of a company based on relative valuation metrics observed for acquisitions of comparable businesses. Bengur Bryan analyzed 14 publicly announced transactions that Bengur Bryan believed to be a representative sample of transactions involving recent (within the past two years) acquisitions of companies in the packaged foods industry with enterprise values less than $500 million. Bengur Bryan believed that the acquired companies listed in the chart below have certain business operations, financial characteristics and fundamental economic and industry drivers that provide a reasonable basis for comparison to us for valuation purposes. Bengur Bryan calculated enterprise value multiples based on the estimated purchase prices paid in these selected transactions of packaged foods companies. Bengur Bryan selected transactions announced in the past two years for which at least revenue-based transaction multiples were publicly available. The calculated multiples consisted of implied enterprise values as multiples of LTM Revenue and LTM EBITDA, which for the selected transactions were calculated based on available LTM Revenue and LTM EBITDA data as of the announcement date of the relevant transaction.

Select Merger and Acquisition Transactions
($ amounts in millions)
				Last Twelve Months		Purchase Price as a Multiple of:
Date Effective	Target Name	Acquiror Name	Enterprise Value	Target Revenue	Target EBITDA		LTM Revenue	LTM EBITDA

Pending	Goodman Fielder New Zealand Limited	Cooks Food Group Limited	$6.7	$ 20.0	$ 1.9		0.3x	3.6x
4/1/2009	Spanghero S.A.	Lur Berri Coop Agricole	$7.9	$ 132.2	NA		0.1x	NM
1/20/2009	Singapore Food Industries	Singapore Airport Terminal Services	$356.8	$ 472.2	$ 48.8		0.8x	7.3x
12/22/2008	Nichiro Sunfoods Co.	Maruha Nichiro Foods, Inc.	$55.8	$ 144.2	$ 4.6		0.4x	12.2x
12/15/2008	Golden Oval Eggs	Rembrandt Enterprises	$123.7	$ 218.1	$ 16.5		0.6x	7.5x
12/4/2008	Tokatsu Foods Co.	Company Management	$143.6	$ 894.1	$ 29.7		0.2x	4.8x
11/18/2008	Galaxy Nutritional Foods Inc.	Galaxy Partners	$6.7	$ 25.0	$ 1.3		0.3x	5.1x
8/23/2008	SKM Egg Products Export	Company Management	$11.8	$ 26.4	$ 2.6		0.4x	4.5x
4/1/2008	Alto Dairy Cooperative	Saputo Cheese USA, Inc.	$160.0	$ 378.0	$ 19.6		0.4x	8.2x
3/19/2008	Fromageries Paul-Renard SA	Groupe ALTAREA	$23.1	$ 83.9	$ 4.0		0.3x	5.8x
1/28/2008	HEINRICH HAMKER Lebensmittelwerke	IFR Capital Plc	$40.9	$ 230.9	$ 3.6		0.2x	11.4x
10/19/2007	Granulati Italia S.P.A.	Burani Designer Holding N.V.	$4.2	$ 14.6	$ 1.9		0.3x	2.2x
8/28/2007	OAO Chicken Kingdom	OJSC Cherkizovo Group	$143.0	$ 109.0	$ 23.0		1.3x	6.2x
7/9/2007	Synnove Finden ASA	Midelfart Sonesson AB	$58.2	$ 144.5	$ 3.8		0.4x	15.4x

						1st Quartile	0.3x	4.8x
						Mean:	0.4x	7.2x
						Median:	0.4x	6.2x
						3rd Quartile	0.4x	8.2x

Source: Capital IQ, press releases and company Form 10-K, 10-Q and 8-K's.
Selection Criteria: Transactions in the past two years with target companies that operate in the packaged foods industry with enterprise values less than $500 million.

Bengur Bryan applied these multiples to our latest reported twelve months of revenue and EBITDA and determined our implied enterprise value of $16.7 million to $27.7 million. After subtracting net debt, when divided by the number of shares of our outstanding Common Stock on a fully diluted basis, Bengur Bryan found our implied equity value to be within a range of $0.66 to $1.28 per diluted share.

Discounted Cash Flow. For this valuation analysis, Bengur Bryan calculated the net present value of our unleveraged, after-tax cash flows based on cash flow estimates provided by the our management for the fiscal years ending 2009 through 2013. In performing this analysis, Bengur Bryan used discount rates ranging from 15.1% to 17.1%, taking into account Bengur Bryan’s estimate of our weighted average cost of capital (“WACC”) and estimated perpetual growth rates ranging from 2.1% to 3.1%. Bengur Bryan selected discount rates based on a review of the our WACC. Bengur Bryan estimated that our WACC was 16.1% using market costs of equity and costs of debt based on current and historical market data and discussions with our management. Bengur Bryan selected estimated perpetual growth rates based on long-term projected real gross domestic product (“GDP”) growth rates, together with our recent financial performance.  Bengur Bryan’s WACC calculation and discounted cash flow analysis are set forth in the tables below.

Detailed Discount Rate (WACC) Calculation

Capital Asset Pricing Model				Cost of Equity			Cost of Debt			WACC
Risk-Free Rate (1)	Beta (2)	Equity Risk Premium (3)	Small Stock Premium (4)	Cost of Equity (re)	Equity Weighting (we)	Cost of Debt (rd) (5)	Tax Rate (T) (6)	After-tax Cost of Debt (7)	Debt Weighting (wd) (8)	WACC (9)

3.45%	1.16	6.47%	9.53%	20.49%	74.2%	6.00%	40.0%	3.60%	25.8%	16.1%

1

The risk-free rate is assumed to be the closing yield of the 10-yr United States Treasury Note on May 22, 2009.

2

Levered beta calculated based on 5 years of monthly returns against the S&P 500. Source: Capital IQ

3

Ibbotson Associates’ Stocks, Bonds, Bills and Inflation 2009 Yearbook expected equity risk premium for large company stocks.

4

Ibbotson Associates’ Stocks, Bonds, Bills and Inflation 2009 Yearbook size premium for companies with a market cap similar to Cuisine Solutions.

5

The cost of debt was provided by management.

6

Cuisine Solutions effective tax rate calculated from the financial statements.

7

After-tax Cost of Debt = rd (1-T)

8

Debt weighting = Debt/(Debt + Market Capitalization)

9

Weighted average cost of capital (WACC) = were  + wdrd(1-T)

(Dollars in thousands)	2009E	2010E	2011E	2012E	2013E	2008E	Weighted Average Cost of Capital Terminal Value PV of Terminal Value PV of Free Cash Flows Total Enterprise Value				16.1%
Revenue	$76,514	$83,917	$89,274	$ 108,930	$ 133,567	$87,479				$ 21,806 11,793 1,750
Revenue Growth	-12.5%	9.7%	6.4%	29.8%	49.6%
Expected EBITDA	2,752	4,646	5,414	8,839	13,836	2,139					$13,543
EBITDA Margin	3.6%	5.5%	6.1%	8.1%	10.4%
Less: Depreciation & Amortization	2,416	2,939	3,339	3,389	3,789	1,942

Expected EBIT	336	1,707	2,075	5,450	10,047	197	Enterprise Value Sensitivity Analysis

Less: Income Taxes (1)	134	683	830	2,180	4,019	79			Perpetual Growth Rate
								1.6%	2.1%	2.6%	3.1%	3.6%
Expected Pre-Debt Income	202	1,024	1,245	3,270	6,028	118	14.1%	$15,458	$16,090	$16,777	$17,526	$18,346
							15.1%	13,931	14,457	15,025	15,640	16,309
Cash Flow Adjustments							16.1%	12,625	13,067	13,543	14,055	14,608
							17.1%	11,495	11,871	12,274	12,705	13,168
Depreciation	2,416	2,939	3,339	3,389	3,789	1,942	18.1%	10,509	10,832	11,176	11,543	11,935
Net Change in Working Capital	(997)	(3,343)	(867)	(3,887)	(4,941)
Capital Expenditures	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,397)
Net Cash Flow	$(379)	$(1,380)	$1,717	$772	$2,877	$438

	Cuisine Solutions Estimated Long-Term Growth Rate(2)					2.6%

	Estimated Net Cash Flow in Terminal Year(3)					2,951	Per Share Value Sensitivity Analysis
	Estimated Terminal Value(4)					$21,806
									Perpetual Growth Rate
Source: Projections were prepared by management. Cash flows were adjusted to produce unlevered cash flows. (1) Income taxes have been estimated based on the effective tax rate of 40% and the earnings before interest and taxes (EBIT). (2) The long-term growth rate is assumed to be 2.6%, the long-term real GDP growth rate published in the Federal Reserve Livingston Survey dated December 9, 2008. (3) Terminal Year Cash Flow = (2013 Cash Flow)*(1 + Long-Term Growth Rate) (4) Terminal Value = (Terminal Year Cash Flow)/(WACC - Long-Term Growth Rate)								1.6%	2.1%	2.6%	3.1%	3.6%
							14.1%	$ 0.59	$ 0.63	$0.67	$ 0.71	$ 0.76
							15.1%	0.51	0.54	0.57	0.60	0.64
							16.1%	0.43	0.46	0.48	0.51	0.54
							17.1%	0.37	0.39	0.41	0.44	0.46
							18.1%	0.31	0.33	0.35	0.37	0.39

Note: Per share data based upon 17.7 million fully diluted shares

Based on this discounted cash flow analysis, Bengur Bryan calculated our implied enterprise value to be between $11.9 million to $15.6 million. After subtracting net debt, when divided by the number of shares of our outstanding Common Stock on a fully diluted basis, Bengur Bryan found our implied equity value to be within a range of $0.39 to $0.60 per diluted share.

Inherent in any discounted cash flow value analysis is the use of a number of assumptions, including the accuracy of projections and the subjective determination of a discount rate to apply to the projected cash flows of the entity under examination. Variations in any of these assumptions or judgments could significantly alter the results of a discounted cash flow value analysis.

Premiums Paid Analysis. Using publicly available information, Bengur Bryan reviewed the premium or discount to the market price of the cash consideration with those observed in recent going private transactions involving transaction structures deemed by Bengur Bryan to be comparable to the Transaction. Bengur Bryan reviewed 13 going private transactions filed on Schedule 13E-3 with the SEC and announced between April 1, 2008 and May 22, 2009 involving publicly traded companies with revenues between $20 million and $200 million. The table below provides a summary of the transactions reviewed and the premiums observed in such transactions relative to the target company’s average stock price for the one day, one week, one month, three months, six months and one year periods prior to announcement of the transaction. Bengur Bryan then calculated the implied premiums for our Common Stock at hypothetical cash-out prices of $1.20 per share and $1.30 per share, based on an assumed transaction date of May 22, 2009.

Precedent Transactions
($ amounts in millions)
Date	Target Name	Acquirer Name or Transaction Type	LTM Revenue	1-day Premium	1-week Premium	1-month Premium	3-month Premium	6-month Premium	1-year Premium

4/3/2009	New Horizons Worldwide	Reverse/Forward Split	$35.7	208%	180%	185%	195%	115%	48%
3/18/2009	Logility Inc.	American Software Inc.	$42.4	44%	51%	54%	53%	42%	16%
2/17/2009	Katy Industries	Reverse Split	$174.2	135%	127%	110%	107%	80%	62%
2/9/2009	Galaxy Nutritional Foods	Mill Road Capital	$24.8	112%	102%	71%	100%	93%	90%
1/20/2009	Edd Helms Group	Reverse Split	$21.5	48%	20%	30%	25%	24%	14%
12/9/2008	Grill Concepts Inc.	Reverse/Forward Split	$100.9	100%	71%	79%	20%	-15%	-46%
10/29/2008	Middleton Doll Co.	Reverse Split	$13.0	138%	150%	123%	130%	111%	38%
10/22/2008	Williams Industries Inc.	Tender Offer	$38.9	96%	91%	73%	81%	86%	54%
10/8/2008	Entrx Corp.	Reverse/Forward Split	$28.0	59%	31%	36%	36%	35%	19%
9/5/2008	Careguide Inc.	Reverse/Forward Split	$21.7	17%	17%	23%	53%	65%	25%
6/25/2008	Five Star Products	National Patent Development Corp.	$125.3	33%	33%	25%	16%	-12%	-33%
6/25/2008	Levcor International Inc.	Reverse Split	$20.0	7%	7%	7%	10%	-2%	-23%
4/25/2008	Tarrant Apparel Group	Consortium of Investors	$195.3	29%	31%	33%	6%	-13%	-23%

			Mean:	79%	70%	65%	64%	47%	19%
			Median:	59%	51%	54%	53%	42%	19%

5/22/2009	Cuisine Solutions	Reverse/Forward Split at $1.20/share	$ 80.5	26%	27%	26%	66%	71%	-17%
5/22/2009	Cuisine Solutions	Reverse/Forward Split at $1.30/share	$ 80.5	37%	38%	36%	80%	85%	-10%

Source: Public Filings

Selection Criteria: Companies with between $20 million and $200 million in revenues filing Schedule 13E-3 with the Securities and Exchange Commission that are deemed relevant.

Note: Premiums are to average share price for the listed period.

Bengur Bryan viewed this analysis as supporting the fairness of the consideration paid to the unaffiliated Cashed-out Stockholders due to the fact that the premium applied in the Transaction is generally consistent with the premiums observed in the transactions reviewed.

Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of Bengur Bryan's opinion, Bengur Bryan is of the opinion that, as of the date of its opinion, the Consideration Price is fair, from a financial point of view, to our unaffiliated Cashed-out Stockholders.

Prospective Financial Information

Any prospective financial information included or referred to in this proxy statement was, in the view of our management, prepared on a reasonable basis, reflects the best available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and our expected future financial performance at the time the forecasts were prepared.  However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on the prospective financial information.

Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained or referred to in this proxy statement, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

Conduct of Our Business After the Transaction.

Except as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, a sale or transfer of any material amount of our assets, a change in management, a material change in our indebtedness or capitalization, or any other material change in our corporate structure or business.  We expect to conduct our business and operations after the effective date of the Transaction in substantially the same manner as currently conducted.  Except as described in this proxy statement with respect to the use of funds to finance the Transaction and related costs and our plans to deregister our Common Stock under the Exchange Act and delist it from the NYSE Amex, the Transaction is not anticipated to have a material effect upon the conduct of our business.  We intend, however, to continue to evaluate and review our businesses, properties, management and other personnel, corporate structure, capitalization and other aspects of our operations in the same manner as we historically have from time to time, and to make such changes as we consider appropriate.  We also intend to continue to explore acquisitions and other business opportunities to expand or strengthen our businesses, as we have done in the past.  In that regard, we may review proposals or may propose the acquisition or disposition of assets or other changes in our business, corporate structure, capitalization, management or other changes that we then consider to be in our best interests and in the best interests of Continuing Stockholders.  There are currently no plans to enter into any proposals or agreements that require stockholder approval.

In addition, although we have not yet made any definitive decisions regarding the composition of our Board following the Transaction, we currently expect that a number of our independent directors will resign from the Board.  We also intend to cease providing cash compensation to our independent directors for board and committee service, which will contribute to the cost savings we expect to receive as a result of the Transaction.  See “Special Factors—Purpose of and Reasons for the Transaction” on page 14.

Material Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences to the Company and its stockholders resulting from the Transaction.  Except as otherwise noted, the federal income tax consequences to stockholders described below is the same for both affiliated stockholders and unaffiliated stockholders.  This summary addresses only those stockholders who have held their shares as capital assets.  This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances.  Many types of stockholders (such as financial institutions, tax-exempt organizations (including private foundations), insurance companies, dealers in securities, foreign investors, and partnerships and their partners), holders that received their shares pursuant to the exercise of employee stock options or otherwise as compensation, and investors that hold the shares as part of a straddle, hedge, conversion, constructive sale, or other integrated transaction for United States federal income tax purposes, may be subject to special tax rules.  The following summary is based upon United States federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis, and does not address any state, local, foreign, or other tax considerations.  No assurance can be given that possible changes in such United States federal income tax laws or interpretations will not adversely affect this summary.  This summary is not binding on the Internal Revenue Service (the “IRS”).

This summary assumes that you are one of the following:

•

a citizen or resident of the United States;

•

a corporation or an entity taxable as a corporation created or organized under U.S. law (federal or state);

•

an estate the income of which is subject to federal income taxation regardless of its sources;

•

a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust; or

•

any other person whose worldwide income and gain is otherwise subject to United States federal income taxation on a net basis.

NO RULING FROM THE INTERNAL REVENUE SERVICE OR OPINION OF COUNSEL HAS BEEN OR WILL BE OBTAINED REGARDING THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

Tax Consequences to the Company. We believe that the Transaction will be treated as a tax-free “recapitalization” for federal income tax purposes.  This will result in no material federal income tax consequences to the Company.

Federal Income Tax Consequences to Stockholders Who Do Not Receive Cash in the Transaction. If you receive no cash as a result of the Transaction, but continue to hold our shares of Common Stock immediately after the Transaction, you will not recognize any gain or loss for United States federal income tax purposes.  The aggregate adjusted tax basis of the shares you hold immediately after the Transaction will equal the aggregate adjusted tax basis of the shares you held immediately prior to the Transaction, and the holding period in those shares will be the same as immediately prior to the Transaction.

Federal Income Tax Consequences to Stockholders Who Receive Cash in the Transaction and Who Will Own, or Will Be Considered under the Internal Revenue Code to Own, Shares of Common Stock After the Transaction. In some instances you may be entitled to receive cash in the Transaction for shares of our Common Stock you hold in one capacity, but continue to hold shares in another capacity.  For example, you may own fewer than 5,000 shares in your own name (for which you will receive cash) and own 5,000 or more shares that are held in your brokerage account in street name.  In addition, for federal income tax purposes you may be deemed to own shares held by others.  For instance, if you own fewer than 5,000 shares in your own name (for which you will receive cash) and your spouse owns 5,000 or more shares (which will continue to be held following the completion of the Transaction), the shares owned by your spouse will be attributable to you for federal income tax purposes.  Furthermore, in determining whether you are considered to continue to hold shares of our Common Stock, for federal income tax purposes, immediately after the Transaction, you will be treated as owning shares actually or constructively owned by certain family members and entities in which you have an interest (such as trusts and estates of which you are beneficiary and corporations and partnerships of which you are an owner, and shares you have an option to acquire).  Accordingly, in some instances the shares of Common Stock you own in another capacity, or which are attributed to you, may remain outstanding.

If you receive cash for a fractional share as a result of the Transaction, but are treated as continuing to own shares of Common Stock through attribution as described above, you will recognize capital gain or loss for federal income tax purposes equal to the difference between the cash you receive for the shares of Common Stock and your aggregate adjusted tax basis in those shares, provided that the receipt of cash either is “not essentially equivalent to a dividend,” or constitutes a “substantially disproportionate redemption of stock,” as described below.

Not Essentially Equivalent to a Dividend. The receipt of cash is “not essentially equivalent to a dividend” if the reduction in your proportionate interest in us resulting from the Transaction (taking into account for this purpose shares of Common Stock which you are considered to own under the attribution rules described above) is considered a “meaningful reduction” given your particular facts and circumstances. The IRS has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation can satisfy this test.

Substantially Disproportionate Redemption of Stock. The receipt of cash in the Transaction will be a “substantially disproportionate redemption of stock” if (a) you own less than 50% of the total combined voting power of all classes of stock entitled to vote, and (b) the percentage of our shares of Common Stock owned by you (and by those other stockholders whose shares of Common Stock you are considered to own under the attribution rules described above) immediately after the Transaction is less than 80% of the percentage of shares of Common Stock owned by you immediately before the Transaction.

If the receipt of cash in exchange for shares of Common Stock is not treated as capital gain or loss under either of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

Capital gain or loss recognized will be long-term if your holding period with respect to the Common Stock surrendered is more than one year at the time of the Transaction.  The deductibility of capital loss is subject to limitations. If you are an individual, long-term capital gain is currently subject to United Stated federal income tax at a maximum rate of 15%.  In general, dividends are taxed at ordinary income rates. However, you may qualify for a lower federal income tax rate (currently 15%) on any cash received in the Transaction that is treated as a dividend as described above, if:

•

you are an individual or other non-corporate stockholder;

•

you have held the Common Stock with respect to which the dividend was received for more that 60 days during the 120-day period beginning 60 days before the ex-dividend date, as determined under the Internal Revenue Code; and

•

you were not obligated during such period (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

You should consult with your tax advisor regarding your eligibility for such lower tax rates on dividend income.  Tax rates are subject to change, possibly with retroactive effect.

If you, or a person or entity whose ownership of shares would be attributed to you, will continue to hold Common Stock immediately after the Transaction, you are urged to consult with your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Transaction, in light of your specific circumstances.

Federal Income Tax Consequences to Stockholders Who Receive Cash in the Transaction and Who Will Not Own, or Will Not Be Considered under the Internal Revenue Code to Own, Shares of Common Stock After the Transaction. If you receive cash as a result of the Transaction and you do not own, and are not considered to own, shares of our Common Stock immediately after the Transaction, you will recognize capital gain or loss for federal income tax purposes equal to the difference between the cash you receive for the shares of Common Stock and your aggregate adjusted tax basis in those shares.

Backup Withholding. If you are to receive cash as a result of the Transaction, you will be required to provide your social security or other taxpayer identification number (or, in some instances, additional information) in connection with the Transaction to avoid backup withholding requirements that might otherwise apply.  The letter of transmittal and other documentation we will send to you after the Transaction will require you to deliver such information when the Common Stock certificates are surrendered following the effective time of the Transaction.  Failure to provide such information may result in backup withholding.  Backup withholding is not an additional tax.  Rather, the amount of the backup withholding can be credited against your United States federal income tax liability provided that the required information is given to the IRS.  If backup withholding results in an overpayment of tax, a refund can be obtained by you upon filing an appropriate income tax return on a timely basis.

Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons

Our directors, executive officers and their affiliates may have interests in the Transaction that are different from your interests as a stockholder, and have relationships that may present conflicts of interest. As of the Record Date, 10,424,043 shares, or approximately 59.4%, of the issued and outstanding shares of our Common Stock, were collectively held by our directors, executive officers and their affiliates, each of whom has indicated that they intend to vote “FOR” the Transaction.  Accordingly, approval of this Transaction is assured.

Upon the effectiveness of the Transaction, the aggregate number of shares of our Common Stock owned by our directors, executive officers and their affiliates will remain the same.  The ownership percentage of the shares of our Common Stock held by our directors and executive officers and their affiliates will increase by approximately 3.6% as a result of the reduction of the number of shares of our Common Stock outstanding by up to 1,037,000 shares.  The increase in the ownership percentage of our shares of Common Stock held by our directors and executive officers and the reduction in the number of shares outstanding following the completion of the Transaction is based on record holder information that we received as of the Record Date from our transfer agent, Continental, as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name.  The number of shares to be cashed-out in the Transaction may vary from the estimate above, and the ownership percentage of our shares of Common Stock held by our directors and executive officers and their affiliates and the ownership percentage of the Continuing Stockholders will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Common Stock by our stockholders prior to the effective time of the Transaction, and depending on the number of street name shares that are actually cashed-out in the Transaction.

See “Special Factors—Effects of the Transaction—Effect on Affiliated Stockholders” on page 30.

In addition, our directors, executive officers and their affiliates may have other interests in the Transaction that are different from your interests as a stockholder, and have relationships that may present conflicts of interest, including the following:

•

Each independent member of the Board, and each of our executive officers, holds options to purchase shares of our Common Stock and/or holds RSUs.  The Transaction will not affect these stock options or RSUs and they will remain outstanding and continue to vest after the Transaction.

As of May 27, 2009, our directors and executive officers held the following options to acquire Common Stock:

	Number of Shares Underlying Vested Options	Number of Shares Underlying Unvested Options	Range of Exercise Prices	Range of Option Expiration Dates
Charles C. McGettigan	150,000	––	$0.85 - $2.10	8/6/2009 – 10/26/2014
Robert van Roijen	105,000	––	$1.09 - $2.10	10/26/2010 – 0/26/2014
L. Felipe Hasselmann	110,000	––	$0.95	12/23/2013
Gerard Bertholon	367,747	––	$0.25 - $1.125	8/6/2009 – 12/23/2013
Ronald Zilkowski	30,000	10,000	$7.24	4/2/2017

All of the options held by our directors and executive officers have terms of ten years.  Options held by independent directors vest on the date of grant.  Employee options vest over periods ranging from three to five years.

As of May 27, 2009, our directors and executive officers held the following RSUs to acquire Common Stock:

	Number of Shares Underlying Vested RSUs	Number of Shares Underlying Unvested RSUs
Stanislas Vilgrain	––	126,000	(1)
L. Felipe Hasselmann	––	72,000	(1)
Gerard Bertholon	––	72,000	(1)
Ronald Zilkowski	––	60,000	(1)
Jean-Louis Vilgrain	5,000	5,000	(2)
Sebastien Vilgrain	5,000	5,000	(2)
Charles C. McGettigan	5,000	5,000	(2)
Robert van Roijen	5,000	5,000	(2)
John D. Firestone	5,000	5,000	(2)
Robert N. Herman	5,000	5,000	(2)

(1)  Performance-based RSUs, which vest based on our achievement of compound annual growth in pre-tax earnings per share. (“CAGR”) from the 2006 level over the performance period, which is measured as of the end of fiscal years 2010, 2011, 2012 and 2013.  If the minimum performance target of 8% CAGR is not met as of the end of any of fiscal years 2010, 2011, 2012 or 2013, no RSUs will vest and the grants will terminate.  Up to 10%, 15%, 20% and 100% of the total grant amount could vest at the end of fiscal years 2010, 2011, 2012 and 2013, respectively, with the number of RSUs vesting on a given vesting date being offset by the number of RSUs that have vested in prior years.  Unvested RSUs terminate on September 27, 2013.

(2) RSUs vest on February 3, 2010, the one year anniversary of the grant date.

None of our directors, executive officers and their affiliates has any interest, direct or indirect, in the Transaction other than interests arising from the ownership of securities where those directors, executive officers and their affiliates receive no extra or special benefit not shared on a pro rata basis by all other holders of our Common Stock, except that, by deregistering the Common Stock under the Exchange Act subsequent to the consummation of the Transaction, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers. However, we do not have a present intention of making personal loans to our directors or executive officers, and the ability to make such loans was not a reason considered by the Special Committee or the Board in evaluating the benefits of the Transaction.  Additionally, there are no agreements with executive officers, directors or their affiliates to purchase Common Stock upon consummation of or subsequent to the Transaction.

Source of Funds and Expenses

Based on information we have received as of February 9, 2009 from our transfer agent, Continental, reflecting the distribution of the accounts of our stockholders who hold shares in street name, as well our estimates of other Transaction expenses, we believe that the total cash requirement of the Transaction to us will be approximately $1,648,000.  This amount includes approximately $1,348,000 needed to cash-out fractional shares (although this amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding at the time of the Transaction as a result of purchases, sales and other transfers of our shares of Common Stock by our stockholders, and the number of street name shares that are actually cashed-out in the Transaction), and approximately $300,000 of legal, accounting, and financial advisory fees and other costs to effect the Transaction as follows:

Legal Fees	$220,000
Investment Banker/Fairness Opinion	50,000
Accounting Fees	10,000
Transfer Agent Fees	5,000
Printing Costs	10,000
Miscellaneous Other	5,000
Total Expenses	$300,000

We expect that the consideration to be paid to the Cashed-out Stockholders and the costs of the Transaction will be paid from cash on hand or available borrowings under our $7.5 million line of credit and from cash generated by operations. The line of credit with BB&T bears an annual interest rate of LIBOR plus 2.25%. The line of credit, with a maximum borrowing amount of $7.5 million and a maturity date of June 10, 2010, is secured by our accounts receivables and inventory.  We also have a second line of credit with BB&T, with a maximum borrowing amount of $6.0 million and a maturity date of June 15, 2010, which is guaranteed by Food Investors Corporation (“FIC”), our affiliate, and is secured by real estate owned by FIC. We do not intend to borrow under this second line of credit to pay the Consideration Price.  We have received an oral waiver from BB&T, which permits us to access the first line of credit for this purpose, should we choose to do so.  We intend to make repayments under each of these lines of credit in the normal course of business from ordinary cash flow generated from operations.

Stockholder Approval

A majority of the outstanding shares of our Common Stock will constitute a quorum for the purposes of approving the proposals to amend our Restated Certificate.  Assuming the presence of a quorum, the affirmative vote of the majority of outstanding shares of our Common Stock entitled to vote at the Special Meeting is required to approve each of the Reverse Stock Split proposal and the Forward Stock Split proposal.  Although stockholders will be voting separately on the Reverse Stock Split and the Forward Stock Split, we will not effect either the Reverse Stock Split or the Forward Stock Split unless both proposals are approved by stockholders.

As of the Record Date, approximately 59.4% of our shares of Common Stock eligible to vote with respect to the Transaction were collectively held by directors, executive officers and their affiliates.  As noted above, our directors, executive officers and their affiliates have indicated that they intend to vote all of their shares of our Common Stock (10,424,043 shares, or approximately 59.4% of the shares eligible to vote) “FOR” the Transaction.  Accordingly, the presence of a quorum at the Special Meeting and approval of the Transaction are both assured.

Effective Date

The Transaction will become effective as of the date that we amend our Restated Certificate through the filing of Certificates of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split and the Forward Stock Split.  We intend to effect the Transaction as soon as possible after the Transaction is approved by our stockholders.  Our Common Stock acquired to be cashed-out in connection with the Transaction will be held either as treasury shares, or restored to the status of authorized but unissued shares.  The suspension of our obligation to file periodic reports and other documents under the Exchange Act will become effective after the filing with the SEC of both a notice of removal from listing of our Common Stock from listing on the NYSE Amex and termination of registration under Section 12(b) of the Exchange Act on Form 25, and a certification and notice of termination of registration on Form 15.  The deregistration of our Common Stock under Section 12(b) of the Exchange Act will take effect 90 days after the filing of the Form 25 and the deregistration of our Common Stock under other provisions of the Exchange Act will become effective 90 days after the filing of the Form 15. See “Special Factors—Effects of the Transaction—Termination of Exchange Act Registration and Suspension of SEC Reporting Obligations” on page 27.

Termination of Transaction

Although we are requesting your approval of the Transaction, the Special Committee has reserved the right to rescind, abandon or change its recommendation at any time up to and until the vote of stockholders at the Special Meeting, and the Board has retained authority, in its discretion, to withdraw the Transaction from the agenda of the Special Meeting prior to any vote. In addition, even if the Transaction is approved by stockholders at the Special Meeting, the Board may determine not to implement the Transaction if it subsequently determines that the Transaction is not in our best interests or in the best interests of our stockholders, including all unaffiliated stockholders.  If for any reason the Transaction is not approved, or if approved, is not implemented, we will not deregister our Common Stock until such time as we are otherwise eligible to do so. Reasons to withdraw the Transaction from the agenda, or to abandon the Transaction, may include, among other things:

•

any change in the nature of the holdings of stockholders that would result in us not being able to reduce the number of our record holders below 300 as a result of the Transaction;

•

any change in the number of record holders that would enable us to deregister our shares of Common Stock without effecting the Transaction;

•

any change in the number of shares that would be cashed-out in connection with the Transaction, including the shares owned by holders in street name, that would increase in any material respect the cost and expense of the Transaction compared to what we presently estimate; and

•

any adverse change in our financial condition that would cause us to believe that the Transaction would no longer be in our best interests or in the best interests of our stockholders, including all unaffiliated stockholders.

If the Special Committee rescinds, abandons or changes its recommendation at any time up to and until the Special Meeting, or if the Board decides to withdraw the Transaction from the agenda of the Special Meeting or to abandon the Transaction subsequent to stockholder approval, the Board will promptly notify stockholders of the decision.

Process for Payment for Fractional Shares

[

] will act as our agent for purposes of exchanging certificates and paying for fractional shares in connection with the Transaction.

No service charge, brokerage commission, or transfer tax will be payable by any holder of any old certificate evidencing shares of our Common Stock in connection with the cash-out of shares in the Transaction.

If any certificate evidencing shares of our Common Stock has been lost or destroyed, we may in our sole discretion accept in lieu thereof a duly executed affidavit and indemnity agreement in a form satisfactory to us. The holder of any shares of our Common Stock evidenced by any certificate that has been lost or destroyed must submit, in addition to:

•

the letter of transmittal sent by us;

•

the above-referenced affidavit;

•

the above-referenced indemnity agreement; and

•

any other document required by us, which may include a bond or other security satisfactory to the us indemnifying us and our other persons against any losses incurred as a consequence of paying cash in lieu of issuing fractional shares of our Common Stock in exchange for the existing shares of our Common Stock evidenced or purported to be evidenced by such lost or destroyed certificate.

Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to stockholders after the effective date of the Transaction.

Stockholders owning less than 5,000 shares on the effective date of the Reverse Stock Split will receive $1.30 for each pre-split share of Common Stock, without interest.  Stockholders who own 5,000 or more shares at the effective date of the Transaction will not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split.  The Forward Stock Split that will immediately follow the Reverse Stock Split will reconvert their whole shares and fractional share interests back into the same number of shares of our Common Stock they held immediately before the effective time of the Reverse Stock Split.  As a result, the total number of shares held by such a stockholder will not change after completion of the Transaction, and the stockholder will not ordinarily receive new certificates for his or her shares of our Common Stock.

For purposes of determining ownership of shares of our Common Stock on the effective date of the Reverse Stock Split, such shares will be considered held by the person in whose name such shares are registered on our transfer agent’s records. We intend to treat stockholders holding shares of our Common Stock in street name in the same manner as registered stockholders whose shares are registered in their names. Prior to the effective date of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name. We will ask them to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in street name. We will rely on these brokers, banks and other nominees to provide us with information on how many fractional shares will be cashed-out.  However, these brokers, banks and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  If you hold your shares in street name with a bank, broker or other third party, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Promptly after the effective date of the Reverse Stock Split, we will send to each holder of record of our Common Stock, and to brokers, banks and other nominees, based on information we receive from them in response to our inquiries, for each owner of our Common Stock held in street name, instructions for surrendering any certificates held thereby representing shares of our Common Stock which will be converted to a right to receive cash as a result of the Reverse Stock Split.  Only holders of 4,999 or fewer shares of our Common Stock immediately prior the effectiveness of the Transaction should surrender their shares.  Holders of 5,000 or more shares should not surrender their shares.  Such instructions will include a letter of transmittal to be completed and returned to Continental by the holder of such certificates, together with such certificates.  The shares we acquire in the Transaction will be held either as treasury shares or restored to the status of authorized but unissued shares.

Promptly after [

] receives any surrendered certificate from a holder of 4,999 or fewer shares of our Common Stock immediately prior to the Transaction, together with a duly completed and executed letter of transmittal with respect thereto and such other documents as we may require, [    ] will deliver to the person payment in an amount equal to $1.30, without interest, for each pre-split share of Common Stock that is represented by the fractional share.

There will be no differences between the respective rights, such as dividend, voting, liquidation or other rights, preferences or limitations of our Common Stock prior to the Transaction and our Common Stock after the Transaction.

DO NOT SEND SHARE CERTIFICATES TO US OR [    ] UNTIL AFTER YOU HAVE

 RECEIVED A LETTER OF TRANSMITTAL AND ANY ACCOMPANYING INSTRUCTIONS.

No Appraisal or Dissenters’ Rights

Under Delaware law, our Restated Certificate and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Transaction.

Escheat Laws

The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state.  Persons whose shares are cashed-out and whose addresses are unknown to us, or who do not return their stock certificates and request payment for their cashed-out shares, generally will have a certain period of years from the effective date of the Transaction in which to claim the cash payment payable to them.  For example, with respect to stockholders whose last known addresses are in New York, as shown by our records, the period is three years.  Following the expiration of that three-year period, the Unified Disposition of Unclaimed Property Act of New York would likely cause the cash payments to escheat to the State of New York. For stockholders who reside in other states or whose last known addresses, as shown by our records, are in states other than New York, such states may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it; or (ii) escheat of such property to the state. Under the laws of such other jurisdictions, the “holding period” or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than three years. If we do not have an address for the holder of record of the shares, then unclaimed cash-out payments would be turned over to our state of incorporation, the State of Delaware, in accordance with its escheat laws.

INFORMATION ABOUT THE COMPANY

Market Price of Common Stock

Our Common Stock is traded on the NYSE Amex (formerly American Stock Exchange)  under the symbol “FZN.”  The following table sets forth the high and low closing sales prices reported by the NYSE Amex for our Common Stock for our three most recent fiscal years:

	High	Low
Fiscal Year Ended June 30, 2007
First quarter – September 16, 2006	$5.44	$4.58
Second quarter – December 9, 2006	$5.88	$4.84
Third quarter – March 31, 2007	$8.00	$5.20
Fourth quarter – June 30, 2007	$7.83	$5.90
Fiscal Year Ended June 28, 2008
First quarter – September 22, 2007	$6.47	$4.99
Second quarter – December 15, 2007	$6.10	$4.12
Third quarter – April 5, 2008	$4.35	$2.85
Fourth quarter – June 28, 2008	$3.15	$1.94
Fiscal Year Ended June 27, 2009
First quarter – September 20, 2008	$2.65	$1.95
Second quarter – December 13, 2008	$2.59	$.62
Third quarter – April 4, 2009	$.82	$.50
Fourth quarter (up to May 27, 2009)	$1.14	$.58

On May 26, 2009, the day before we announced the Transaction, and on the Record Date, the closing prices of our Common Stock on the NYSE Amex were $0.95 and $[            ], respectively.

Dividends

We did not pay any dividends during fiscal year 2009, 2008 or 2007 and do not anticipate paying any dividends in the foreseeable future.

Stockholders

As of the Record Date, there were approximately [      ] holders of record of our Common Stock.

Stock Purchases and Equity Awards

In the last two years, pursuant to a previously announced Board approved stock buyback program, we have repurchased an aggregate of 168,200 shares of our Common Stock between November 16, 2008 and February 7, 2009, at an average price of $0.6191 per share.

In addition, during the last two years, the following directors and executive officers have purchased shares of our Common Stock or received options or RSUs:

•

On November 12, 2008 and November 13, 2008, Stanislas Vilgrain, a director and our president and chief executive officer, purchased 3,800 and 1,200 shares, respectively, of our Common Stock at $1.45 per share on both dates.

•

On June 11, 2008 and June 12, 2008, respectively, Ronald Zilkowski, our chief financial officer, purchased 2,000 and 3,000 shares, respectively, of our Common Stock at $1.97 and $1.98 per share, respectively.

•

On January 28, 2008, Stanislas Vilgrain acquired an aggregate of 312,500 shares of our Common Stock upon the exercise of stock options with exercise prices ranging between $0.25 and $1.125 per share.

•

On January 28, 2008, Jean Louis Vilgrain, our chairman of the Board, acquired an aggregate of 50,000 shares of our Common Stock upon the exercise of stock options with exercise prices ranging between $0.85 and $1.09 per share.

•

On January 28, 2008, Sebastien Vilgrain, a director, acquired an aggregate of 75,000 shares of our Common Stock upon the exercise of stock options with exercise prices ranging between $0.85 and $1.37 per share.

•

On November 26, November 28 and November 29, 2007, Ronald Zilkowski purchased 500, 757 and 100 shares, respectively, of our Common Stock at $4.60, $5.00 and $5.00 per share, respectively.

•

On August 10, 2007, Robert Herman, a director, purchased 3,000 shares of our Common Stock at $5.50 per share.

•

On August 18, 2008, we granted each of Stanislas Vilgrain, Ronald Zilkowski, L. Felipe Hasselmann and Gerard Bertholon 126,000, 72,000, 72,000 and 60,000 performance-based RSUs, which vest based on our achievement of compound annual growth in pre-tax earnings per share.

•

On February 3, 2009, we granted each of Jean-Louis Vilgrain, Sebastien Vilgrain, Charles C. McGettigan, Robert van Roijen, John D. Firestone and Robert Herman 10,000 RSUs.  5,000 RSUs vested immediately upon the grant date and the remaining 5,000 RSUs vest upon the one year anniversary of the grant date, February 3, 2010.

Directors and Executive Officers

The following sets forth certain information concerning our current directors and executive officers as of May 27, 2009:

Name	Age	Position
Jean-Louis Vilgrain	75	Director and Chairman of the Board
Stanislas Vilgrain	50	Director, President and Chief Executive Officer
Sebastien Vilgrain	37	Director
Charles C. McGettigan	64	Director
Robert van Roijen	70	Director
John D. Firestone	65	Director
Robert N. Herman	62	Director
Gerard Bertholon	49	Vice President of Sales
L. Felipe Hasselmann	40	Chief Operating Officer
Ronald Zilkowski	52	Chief Financial Officer, Treasurer and Corporate Secretary

Information Concerning the Board and Executive Officers

The business experience during the last five years of our directors is as follows:

Jean-Louis Vilgrain has been our Chairman since September 1977 and has served as director since November 1974.  In addition, Mr.  Vilgrain served as our chief executive officer from September 1977 until October 1993. Mr. Vilgrain is president of Conetrage and Sediac, two companies involved in food related business ranging from production to retail food establishments. He is also chief executive officer of FRC, our majority stockholder, and a holding company for certain African and Pacific Rim companies as well as chief executive officer of Food Investors Corporation, an affiliate.

Stanislas Vilgrain was appointed chief executive officer in October 1993 and resumed the position of president in May 2007. He previously served as our president and chief operating officer from June 1991 to October 1993 and has served as a director since 1991.  He served as president of the Vie de France Culinary Division from July 1987 to June 1991. Mr. Vilgrain is the son of Jean-Louis Vilgrain and the brother of Sebastien Vilgrain.

Charles C. McGettigan is a co-founder and managing director of McGettigan, Wick & Co., Inc., an investment banking firm formed in 1988, and a co-founder and general partner of Proactive Investment Managers, L.P., the general partner of Proactive Partners, L.P., a merchant banking fund formed in 1991.  Prior to founding McGettigan, Wick & Co., Inc., he was a principal, corporate finance, of Hambrecht & Quist and a senior vice president of Dillon, Read & Co. Mr. McGettigan is chairman of the board and a director of Corgi International, Ltd., Modtech Holdings, Inc., Onsite Energy, Inc. and Tanknology, Inc. He is also the chairman of Trader Vic’s Management Corporation.  He has served as a member of the Board since 1997.

Sebastien Vilgrain currently serves as vice president of flour milling and trading at the Paris-based SETUCAF/SOMDIAA, a holding company that trades in agricultural raw materials.  Prior to joining SETUCAF in 1999, Mr. Vilgrain operated in the French-speaking African marketplace, working on the development and implementation of the commercial network for the Eurafrique industry, a procurement platform for the agro-industry.  A native of France, he studied business marketing in England and the United States from 1989 to 1993.  He has served as a member of the Board since 2001.

Robert van Roijen is the president of Tox Financial Company, a money management firm in Winter Park Florida. Mr. van Roijen is also founding partner of Patience Partners, a hedge fund specializing in small capitalization stocks.  Mr. van Roijen is a graduate of Harvard College, and after three years of military service as an officer, he joined IBM.  From 1977 to 1987, he was president and chairman of the board of Control Laser Corporation, a manufacturer of industrial lasers.  He founded Tox Financial Company in 1988, and he is currently a director of Quixote Corporation.  He has served as a member of the Board since 2001.

John D. Firestone has been a partner of The Secor Group since 1978, and he serves on the board of Security Storage of Washington and Allied Capital Corporation. Mr. Firestone also serves and has served on the boards and committees of civic organizations such as the Washington National Cathedral, the Washington Ballet, the Corcoran Gallery of Art, the National Theater and the National Rehabilitation Hospital.  He has served as a member of the Board since April 2005.

Robert N. Herman has served as the principal of the consulting firm The Herman Group, LLC since 1999.  Prior to this, Mr. Herman was executive vice president, chief operating officer and general counsel of Shoppers Food Warehouse Corporation.  He also spent twelve years prior to that practicing law.   He has served as a member of the Board since April 2005.

Gerard Bertholon joined us in August 1989 as director of research & development then vice president of international sales in 1997 and vice president of marketing in December 2000. Mr. Bertholon was appointed vice president of sales in 2002.  He has over 27 years of experience and recognition in the international foodservice industry.  Prior to joining us, Mr. Bertholon was an executive chef for 9 years in the United States.

L. Felipe Hasselmann was appointed chief operating officer in August 2005.  Previously, Mr. Hasselmann served as our chief of staff since January 2004. Mr. Hasselmann joined us in 2000 as an international development director in charge of the Brazilian implementation and business development. Prior to joining us, Mr. Hasselmann was the national director of business development in Brazil of L’Oreal Paris, and he was also responsible for the L’Oreal Latin America Sales Committee Area from 1995 to 2000.

Ronald Zilkowski was named chief financial officer, treasurer and corporate secretary in March 2007. Previously, Mr. Zilkowski was controller at Intermagnetics General Corp. in 2006 prior to its acquisition by Royal Phillips later that year.  Prior to that, he was senior vice president of finance and controller at Chindex International for twelve years. He also spent six of his over 25 years of corporate financial experience with the International Group of Bristol-Myers Squibb.  Mr. Zilkowski is a CPA and holds an MBA from Rutgers University.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the ownership of our Common Stock as of May 27, 2009 by: (i) each of our current directors and executive officers; (ii) all of our directors and executive officers as a group; and (iii) all those known by us to be beneficial owners of more than five percent of our Common Stock.  Except as otherwise noted, the address of the individuals below is c/o Cuisine Solutions, Inc., 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia 22314.

Name of Beneficial Owner	Number of Shares(1)		Percent Of Total
Jean-Louis Vilgrain	9,610,686	(2)	54.7%
Sebastien Vilgrain	9,603,588	(2)	54.7%
Stanislas Vilgrain	10,069,488	(2)	57.4%
Charles C. McGettigan	184,700	(3)	1.0%
Gerard Bertholon	475,347	(4)	2.7%
Robert van Roijen	155,800	(5)	*
L. Felipe Hasselmann	110,000	(6)	*
Robert N. Herman	8,000	(7)	*
John D. Firestone	10,000	(8)	*
Ronald Zilkowski	36,357	(9)	*
Directors and executive officers as a group (10 persons)	11,216,790	(10)	61.1%
Food Research Corporation 2800 Eisenhower Avenue, Suite 450 Alexandria, Virginia 22314	9,520,588	(2)	54.2%
Gruber and McBaine Capital Management, LLC 50 Osgood Place, Penthouse San Francisco, California 94133	1,232,027	(11)	7.0%

———————

*

Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and a Schedule 13G filed with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 17,559,194 shares outstanding on May 27, 2009, adjusted as required by rules promulgated by the SEC.

(2)

Jean-Louis Vilgrain, our Chairman, is chief executive officer of Food Research Corporation, a Delaware corporation ("FRC").  FRC is a controlled subsidiary of Sediac, S.A. (“Sediac”). Jean-Louis Vilgrain is also president and a director of Sediac.  The equity ownership of Sediac is held in equal amounts by the five children of Jean-Louis Vilgrain, including Stanislas Vilgrain, our chief executive officer and a director, and Sebastien Vilgrain, one of our directors.  As a result of his directorship in Sediac and his position as chief executive officer of FRC, Jean-Louis Vilgrain may be deemed to be the beneficial owner of the 9,520,588 shares of Common Stock held directly by FRC.  In addition, as a result of their ownership of a 20% equity interest in Sediac, respectively, Stanislas and Sebastien Vilgrain each may be deemed to be the beneficial owner of these 9,520,588 shares of Common Stock held by FRC.  Jean-Louis Vilgrain, Stanislas Vilgrain and Sebastien Vilgrain each also have an ownership interest in FIC and as a result may be deemed to be the beneficial owner of the 3,000 shares of Common Stock held by FIC.  The beneficial ownership of Jean-Louis Vilgrain also includes 82,098 shares individually owned and 5,000 shares underlying vested RSUs.  The beneficial ownership of Sebastien Vilgrain also includes 75,000 shares individually owned and 5,000 shares underlying vested RSUs.  The beneficial ownership of Stanislas Vilgrain also includes 545,900 shares individually owned.

(3)

Includes 150,000 shares issuable pursuant to options exercisable within sixty days of May 27, 2009 and 5,000 shares underlying vested RSUs.

(4)

Includes 367,747 shares issuable pursuant to options exercisable within sixty days of May 27, 2009.

(5)

Includes 105,000 shares issuable pursuant to options exercisable within sixty days of May 27, 2009 and 5,000 shares underlying vested RSUs.

(6)

Consists of 110,000 shares issuable pursuant to options exercisable within sixty days of May 27, 2009.

(7)

Includes 5,000 shares underlying vested RSUs.

(8)

Includes 5,000 shares underlying vested RSUs.

(9)

Includes 30,000 shares issuable pursuant to options exercisable within sixty days of May 27, 2009.

(10)

Includes shares described in the notes above, as applicable. Includes shares which certain of our executive officers, directors and principal stockholders have the right to acquire within sixty days of May 27, 2009 pursuant to an aggregate of 762,747 outstanding options and an aggregate of 30,000 RSUs for all executive officers and directors as a group.

(11)

This information has been obtained from a Schedule 13G filed by Gruber and McBaine Capital Management, LLC (“GMCM”) with the SEC on January 29, 2009.  Jon D. Gruber and J. Patterson McBaine are the managing members and Eric B. Swergold is a member of GMCM. According to the Schedule 13G, GMCM, together with Messrs. Gruber, McBaine and Swergold, control the voting and investment activities of the shares held by GMCM. According to the Schedule 13G, GMCM had shared voting and investment power over 917,957 shares; Mr. Gruber had sole voting and investment power over 314,070 shares and shared voting and investment power over 917,957 shares; Mr. McBaine had sole voting and investment power over 221,950 shares and shared voting and investment power over 917,957 shares; and Mr. Swergold had sole voting and investment power over no shares and shared voting and investment power over 917,957 shares.

MEETING AND VOTING INFORMATION

Outstanding Voting Securities and Voting Rights. Only holders of record of our Common Stock at the close of business on [            ], 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Each share of our Common Stock is entitled to one vote. On May 27, 2009, 17,559,194 shares of our Common Stock were issued and outstanding.

Information Concerning Proxies; Revocation of Proxies.  Sending in a signed proxy will not affect your right to attend the Special Meeting and vote in person since the proxy is revocable.  All proxies which are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, unless otherwise directed by you, will be voted in accordance with the recommendations of the Board set forth in this proxy statement.  You may revoke your proxy at any time before it is voted either by (i) filing with our Secretary, at our principal executive offices, 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia 22314, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) by attending the Special Meeting, delivering written notice of revocation of your proxy and voting your shares in person.

Solicitation.  We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to stockholders.  Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to those beneficial owners. Our officers, directors and employees may also solicit proxies by telephone, telegram or other means.  Upon request, we will pay the reasonable expenses incurred by record holders of our Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for sending proxy materials to the beneficial owners of the shares they hold of record.

Quorum and Certain Voting Matters.  The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock will constitute a quorum for the transaction of business at the Special Meeting.  The affirmative vote of the majority of outstanding shares of our Common Stock entitled to vote at the Special Meeting is required to approve each of the Reverse Stock Split proposal and to approve the Forward Stock Split proposal.  Abstentions and broker non-votes (i.e., when a nominee holding shares of Common Stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner) will be counted in the number of shares present at the Special Meeting for the purpose of determining the presence of a quorum.  Shares of our Common Stock that are voted to abstain are considered shares entitled to vote, and cast, with regard to the Transaction.  Shares of our Common Stock subject to broker non-votes will not be considered as shares entitled to vote with respect to the Transaction. Abstentions and broker non-votes will have no effect on the outcome of the votes for these proposals.  The enclosed proxy will be voted in accordance with the instructions thereon.

Although stockholders will be voting separately on the Reverse Stock Split and the Forward Stock Split, we will not effect either the Forward Stock Split unless both proposals are approved by stockholders.

Adjournment or Postponement. The Special Meeting may be adjourned or postponed.  Any adjournment may be made without notice, other than by an announcement made at the Special Meeting.  The favorable vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the meeting. Any adjournment or postponement of the Special Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

FINANCIAL INFORMATION

The following summary of consolidated financial information was derived from our audited consolidated financial statements as of and for each of the years ended June 30, 2007 and June 28, 2008 and from unaudited consolidated interim financial statements as of and for the forty weeks ended April 4, 2009 and April 5, 2008. This financial information is only a summary and should be read in conjunction with our historical financial statements and the accompanying footnotes. Please see the information set forth below under the captions “Where You Can Find More Information” and “Documents Incorporated by Reference” on page 58.

	As of and For the Fiscal Year Ended		As of and For the Forty Weeks Ended
	June 28, 2008	June 30, 2007	April 4, 2009	April 5, 2008
	(dollar amounts in thousands, except per share data)
Statement of Operations Data:
Product Sales	$87,479	$80,331	$58,838	$66,463
Service Sales	––	––	627	––
Total revenues	87,479	80,331	59,465	66,463
Cost of revenue
Products	69,417	62,116	47,271	53,161
Services	––	––	506	––
Gross margin	18,062	18,215	11,688	13,302
Research and development	1,067	909	757	819
Selling and marketing	8,197	7,688	5,619	6,300
General and administrative	8,601	6,051	5,501	6,421
Income/(loss) before non-operating expense, minority interest and income taxes	197	3,567	(189)	(238)
Non-operating income (expense)
Interest expense	(425)	(238)	(233)	(331)
Other (expense income, net)	236	30	(19)	184
Total non-operating expenses	(189)	(208)	(252)	(147)
Minority interest	––	––	2	––
Income/(loss) before income taxes	8	3,359	(439)	(385)
Benefit from income taxes	36	5,249	38	207
Net income/(loss) from continuing operations	44	8,608	(401)	(178)
Gain on dissolution of Cuisine Solutions Norway, net of tax	––	117	––	––
Net income/(loss)	$44	$8,725	$(401)	$(178)
Net income (loss) per share applicable to common stock:
Basic	$––	$0.53	$(0.02)	$(0.01)
Diluted	$––	$0.48	$(0.02)	$(0.01)

Balance Sheet Data:
Total assets	$41,948	$41,315	$38,936	$44,848
Current liabilities, including current portion of long term debt	$10,701	$12,073	$14,922	$12,550
Long-term debt, less current portion	$5,689	$5,523	$4,408	$5,791
Stockholders’ equity	$24,787	$23,120	$23,948	$25,752

Book Value Per Share	$1.47	$1.40	$1.37	$1.52
Ratio of Earnings to Fixed Charges	1.3x	10.0x	*	*

———————

*Earnings from continuing operations were not sufficient to cover fixed charges by approximately $189,000 and $182,733 for the forty weeks ended April 4, 2009 and April 5, 2008, respectively.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our Amended and Restated Bylaws. If the Transaction is not consummated and we remain a public company, stockholder proposals intended to be included in the proxy statement and form of proxy for the 2009 Annual Meeting of Stockholders were required to be received at our principal executive offices, 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia 22314, no later than May 26, 2009. Any such proposals, as well as any questions relating thereto, should be directed to our Secretary.

Timely notice of any proposal, including a director nomination, that you intend to present at the 2009 Annual Meeting of Stockholders, but do not intend to have included in the proxy materials prepared by the Company in connection with the 2009 Annual Meeting of Stockholders, must be delivered in writing to the Company’s Secretary at the address above no earlier than June 25, 2009 and no later than July 25, 2009. However, if the annual meeting is held before September 23, 2009 or after November 22, 2009, in order to be timely, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we first make a public announcement of the date of such meeting.  In addition, your notice must set forth the information required by our Amended and Restated Bylaws with respect to each director nomination or other proposal that you intend to present at the 2009 Annual Meeting of Stockholders.

For more information, including the information required to be included in a stockholder proposal, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.1 to our Current Report on Form 8-K, filed with the SEC on February 14, 2008.

FORWARD-LOOKING STATEMENTS

This proxy statement and other reports that we file with the SEC contain forward-looking statements about the Transaction and our business.  For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements.  Forward-looking statements are based on management’s current expectations, and generally can be identified by the use of words such as “believes,” “contemplates,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “can,” “will,” “may” and similar expressions.  These forward-looking statements include, but are not limited to, statements concerning the following:

•

the completion of the Transaction and the termination of the registration of our Common Stock under the Exchange Act, delisting of our Common Stock on the NYSE Amex and the suspension of our SEC reporting requirements;

•

the estimated number of shares to be cashed-out in the Transaction;

•

the expected cost of the Transaction, including the estimated amount to be paid to cash-out the holders of fewer than 5,000 shares immediately prior to the completion of the Reverse Stock Split, and the other related costs of the Transaction;

•

the cost savings that we expect to realize following the termination of the registration of our Common Stock;

•

the ability of Continuing Stockholders to sell their shares following the completion of the Transaction, either in the Pink Sheets or in privately negotiated transactions;

•

the percentage ownership of our Common Stock by our directors and executive officers and their affiliates following the completion of the Transaction;

•

the expectation that our business and operations will continue following the Transaction substantially as presently conducted;

•

the potential changes to the composition of the Board following the completion of the Transaction; and

•

our five-year financial projections.

These forward-looking statements are subject to a number of risks and uncertainties, and future events and actual results could differ materially from those described in, contemplated by or underlying these forward-looking statements.  These risks and uncertainties include, but are not limited to:

•

the occurrence of any event, change or other circumstance that could give rise to the abandonment of the Transaction;

•

the outcome of any legal proceedings that may be instituted against us and others relating to the Transaction, the termination of the registration of our Common Stock, or the delisting of our Common Stock from the NYSE Amex;

•

the occurrence of any event, change or other circumstance that could prevent or delay us from terminating the registration of our Common Stock under the Exchange Act, including, without limitation, any failure of the Transaction to result in the reduction of the number of our stockholders of record to below 300;

•

the effect of the Transaction, the termination of the registration of our Common Stock, or the delisting of our Common Stock on the NYSE Amex on our customer relationships, operating results and business generally;

•

the amount of the costs, fees, expenses and charges that we incur in connection with the Transaction;

•

the inability to realize the cost savings that we expect to achieve as a result of termination of the registration of our Common Stock; and

•

the risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended June 28, 2008 and our Quarterly Report on Form 10-Q for the quarter ended December 13, 2008, which we urge you to read in their entirety in connection with any decision on how to vote on the proposals or making any decision to buy or sell or engage in any other kind of transaction involving our Common Stock in advance of the consummation of the Transaction.

For these reasons, you should not place undue reliance on any forward-looking statements included in this proxy statement.  The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement, and we expressly disclaim any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

 WHERE YOU CAN FIND MORE INFORMATION

The Transaction is a “going private” transaction subject to Rule 13e-3 of the Exchange Act. We have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the Transaction. The Schedule 13E-3 contains additional information about us.  Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any of our interested stockholders, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to Ronald Zilkowski, chief financial officer, treasurer and corporate secretary, Cuisine Solutions, Inc., 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia  22314.

We are currently subject to the information requirements of the Exchange Act and file periodic reports, proxy statements and other information with the SEC relating to our business, financial and other matters.

You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public over the Internet at the SEC’s website at http://www.sec.gov.

DOCUMENTS INCORPORATED BY REFERENCE

In filings with the SEC, information is sometimes incorporated by reference. That means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained in a later filed document that is incorporated herein or by information contained in a later filed document that is incorporated herein or by information contained directly in this proxy statement.

This proxy statement incorporates by reference our financial statements that are contained in certain documents that we have previously filed with the SEC, as follows:

•

Our audited Consolidated Balance Sheets as of June 28, 2008 and June 30, 2007, our audited Consolidated Statements of Income for the years ended June 28, 2008 and June 30, 2007, our audited Consolidated Statements of Cash Flow for the years ended June 28, 2008 and June 30, 2007, our audited Consolidated Statements of Changes in Stockholders’ Equity and Other Comprehensive Income for the years ended  June 28, 2008 and June 30, 2007 and the Notes to our audited Consolidated Financial

Statements, in each case, that are contained in our Annual Report on Form 10-K for the year ended June 28, 2008 as filed with the SEC on September 17, 2008; and

•

Our Condensed Consolidated unaudited Balance Sheet as of April 4, 2009, our Condensed Consolidated unaudited Statements of Operation for the forty weeks ended April 4, 2009 and April 5, 2008, our Condensed Consolidated unaudited Statements of Cash Flow for the forty weeks ended April 4, 2009 and April 5, 2008, and the Notes to our Condensed Consolidated unaudited Financial Statements, in each case that are contained in our Quarterly Report on Form 10-Q for the fiscal third quarter ended April 4, 2009 as filed with the SEC on May 14, 2009.

The SEC has assigned file number 001-32439 to reports and other information that we file with the SEC.

Our financial statements incorporated herein by reference may be viewed over the Internet at the SEC’s website at http://www.sec.gov or, if you request them in writing, we will send them to you.  Please address any request to Ronald Zilkowski, chief financial officer, treasurer and corporate secretary, at the following address: Cuisine Solutions, Inc., 2800 Eisenhower Avenue, Suite 450, Alexandria, Virginia  22314.

We have not authorized anyone to give any information or make any representation about the Transaction or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC.  If anyone does give you different or additional information, you should not rely on it.

By Order of the Board of Directors

Ronald R. Zilkowski
Secretary

Annex A

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CUISINE SOLUTIONS, INC.

Cuisine Solutions, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”),

DOES HEREBY CERTIFY:

FIRST:  That resolutions were duly adopted by the Board of Directors of the Company setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Company, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Company.  The resolution setting forth the proposed amendment is as follows:

NOW, THEREFORE, BE IT RESOLVED:  That the Company’s Second Amended and Restated Certificate of Incorporation be amended by deleting Article FOURTH in its entirety and replacing it with the following:

“FOURTH:

(a)

The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Company is authorized to issue is Forty Million Shares (40,000,000) shares.  Thirty-Eight Million (38,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01).  Two Million (2,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01).

Upon the effective  time (the “Effective Time”) of the filing of this Certificate of Amendment, each five thousand (5,000) issued and outstanding shares of the Company’s Common Stock are and shall be combined, reclassified, and changed into one (1) fully paid, nonassessable share of Common Stock (the “Reverse Stock Split”); provided, however, that no fractional interests in shares of Common Stock shall be issued to any holder of fewer than five thousand (5,000) shares of Common Stock immediately prior to  the Effective Time, and that in lieu of such fractional interests, the Company shall pay in cash to each such holder a price per share held prior to the Reverse Stock Split equal to $1.30 per share.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, reclassified, and changed, subject to the elimination of fractional interests in shares of Common Stock as described above.  The authorized number of shares, and par value per share, of Common Stock shall not be affected by the Reverse Stock Split.

(b)

The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the General Corporation Law of the State of Delaware.  The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.  The number of authorized shares of Preferred

Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Cuisine Solutions, Inc., has caused this Certificate of Amendment to be executed by the undersigned, its authorized officer, on this ___ day of ______ 2009.

CUISINE SOLUTIONS, INC.

By:
Name:	Stanislas Vilgrain
Title:	President and Chief Executive Officer

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CUISINE SOLUTIONS, INC.

Cuisine Solutions, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”),

DOES HEREBY CERTIFY:

FIRST:  That resolutions were duly adopted by the Board of Directors of the Company setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Company, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Company.  The resolution setting forth the proposed amendment is as follows:

NOW, THEREFORE, BE IT RESOLVED:  That the Company’s Second Amended and Restated Certificate of Incorporation be amended by deleting Article FOURTH in its entirety and replacing it with the following:

“FOURTH:

(a)

The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Corporation is authorized to issue is Forty Million Shares (40,000,000) shares. Thirty-Eight Million (38,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01). Two Million (2,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01).

Upon the effective time (the “Effective Time”) of the filing of this Certificate of Amendment, each one (1) share of the Company’s Common Stock that is issued and outstanding immediately prior to the Effective Time (which shall include each fractional interest in Common Stock in excess of one (1) share held by any stockholder), is and shall be subdivided, reclassified, and changed into five thousand (5,000) fully paid, nonassessable shares of Common Stock (or, with respect to such fractional interests, such lesser number of shares as may be applicable based upon such one-to-five thousand (1-to-5,000) ratio) (the “Forward Stock Split”). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been subdivided and reclassified.  The authorized number of shares, and par value per share, of Common Stock shall not be affected by the Forward Stock Split.

(b)

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the General Corporation Law of the State of Delaware.  The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Cuisine Solutions, Inc., has caused this Certificate of Amendment to be executed by the undersigned, its authorized officer, on this ___ day of ______ 2009.

CUISINE SOLUTIONS, INC.

By:
Name:	Stanislas Vilgrain
Title:	President and Chief Executive Officer

Annex B

May 27, 2009

The Special Committee of the Board of Directors

Cuisine Solutions, Inc.

c/o Mr. Charles C. McGettigan

McGettigan, Wick & Co., Inc.

50 Osgood Place

San Francisco, CA 94133

Dear Members of the Special Committee of the Board of Directors:

You have requested our opinion, as financial advisor to the Special Committee of the Board of Directors (the “Special Committee”) of Cuisine Solutions, Inc. (“Cuisine Solutions” or the “Company”) as to the fairness, from a financial point of view, of the Consideration (as defined below) to be received by certain unaffiliated holders of the Company’s common stock, $0.01 par value per share (the “Common Stock”), whose equity ownership interest in the Common Stock will be eliminated as a result of a reverse stock split going private transaction (the “Transaction”).  More specifically, the Transaction calls for a 1 for 5,000 reverse stock split, whereupon holders of common stock in amounts less than 5,000 shares will be cashed-out at a price per share of $1.30, without interest, on a pre-split basis (the “Consideration”), upon terms and conditions customary for a transaction of this nature.  In connection with the Transaction, we understand that the Company intends to file a Form 15 with the United States Securities and Exchange Commission (the “SEC”) to deregister its Common Stock and to suspend its registration and its reporting obligations under the Securities Exchange Act of 1934, as amended, as soon as practicable following the delisting of the Common Stock from the NYSE Amex.

In connection with our review of the Transaction and in the preparation of our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including, among other things, we have:

i.

reviewed the audited consolidated financial statements of Cuisine Solutions as of and for the twelve month periods ended June 28, 2008, June 30, 2007, and June 24, 2006 as filed with the SEC on Form 10-K;

ii.

reviewed the unaudited consolidated financial statements of Cuisine Solutions for the forty weeks ended April 4, 2009, and April 5, 2008 as filed with the SEC on Form 10-Q;

iii.

reviewed certain publicly available information concerning Cuisine Solutions;

iv.

reviewed financial projections of Cuisine Solutions furnished to us by the senior management of the Company;

v.

reviewed and analyzed certain publicly available current and historical financial and reported stock market data relating to comparable public companies that we deemed relevant to our inquiry;

vi.

reviewed the reported current and historical market prices and trading activity of the publicly traded securities of Cuisine Solutions;

vii.

analyzed certain publicly available information concerning the terms of comparable going-private transactions that we considered relevant to our inquiry;

viii.

held meetings and discussions with certain officers and employees of Cuisine Solutions concerning the operations, financial condition and future prospects of the Company; and

ix.

conducted such other financial studies, analyses and investigations and considered such other historical information as we deemed necessary or appropriate for purposes of our opinion.

In connection with our review, we have assumed and relied upon the accuracy and completeness of all financial and other information supplied to us by Cuisine Solutions or that is publicly available, and we have not assumed any responsibility for independently verifying, and have not independently verified, such information.  In relying on the financial projections provided to us, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company.  We have further relied upon the assurances of management of the Company that they are unaware of any facts that would make such information incomplete, inaccurate or misleading.

We have not been requested to make, and have not made, an independent appraisal or evaluation of the assets, properties or liabilities (contingent or otherwise) of Cuisine Solutions and we have not been furnished with any such appraisal or evaluations.  We have not reviewed any of the books and records of the Company or assumed any responsibility for conducting, and have not conducted, a physical inspection of the properties or facilities of the Company.  Additionally, we have not been asked and did not consider the possible effects of any litigation, regulatory action, or other legal claims or contingent liabilities to which the Company is or may be subject.  Further, this opinion speaks only as of the date hereof and is based upon information, market, economic, financial, legal and certain other conditions, circumstances and events existing and disclosed to us as of the date hereof and is without regard to any market, economic, financial, legal or other conditions, circumstances or events of any kind or nature that may exist or occur after such date.  In rendering our opinion, we did not consider the effect that a public announcement of the Transaction may have regarding the public trading price of the Common Stock prior to the consummation of the Transaction.  It is understood that subsequent information and developments may affect the conclusions reached in this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

For purposes of rendering this opinion, we have assumed that all governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which the Company is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed that would materially adversely affect the Consideration.

This opinion is addressed to you for the purpose of evaluating the proposed Transaction.  Our opinion is not intended to be and does not constitute a recommendation to the Board of Directors, the Special Committee, the Company or to anyone else, including, without limitation, any stockholder of the Company, as to how such person should vote on or otherwise respond to all or any portion of the Transaction.  In addition, this opinion does not constitute a recommendation of the Transaction over any other alternative transaction which may be available to the Company and does not express any opinion regarding the merits of the Transaction or the underlying business decision of the Company, its Board of Directors or the Special Committee to proceed with or effect the Transaction.  This letter and our opinion is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus, proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without our prior written consent; provided that this letter and the opinion may be referred to and included in its entirety in any filing made by the Company with the SEC with respect to the Transaction so long as we have an opportunity to review the disclosure in such filing prior to the time of filing.

We have been, and will be, paid a fee for our services to the Special Committee and in connection with the rendering of this opinion, of which fifty percent (50%) was paid upon our initial engagement and fifty percent (50%) will be paid upon the delivery of this opinion.  The full payment of the fee is not contingent upon the completion of the Transaction.  In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. No person or entity employed by or associated with us owns the stock of, or trades the securities of, or has any financial interest in, the Company or any related entities. We may in the future seek to provide investment banking services to the Company for which we would expect to receive customary compensation. This opinion has been issued by our fairness committee.  This opinion does not express an opinion about the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders of the Company.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the unaffiliated stockholders of Cuisine Solutions whose shares of Common Stock would be cashed-out as part of the Transaction is fair to such stockholders from a financial point of view.

Very truly yours,
Bengur Bryan & Co., Inc.

By:	/s/ Charles A. Bryan
Charles A. Bryan Managing Director

[PROXY CARD]

Front of Card

CUISINE SOLUTIONS, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Jean-Louis Vilgrain and Stanislas Vilgrain, and any one of them, the proxies of the undersigned, with power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of CUISINE SOLUTIONS, INC. (the “Company”) to be held at the offices of Cooley Godward Kronish LLP, One Freedom Square, Reston Town Center, 11951 Freedom Drive, Reston, Virginia  20190-5656  at 9:30 a.m. (local time) on [            ], 2009, and at any adjournments and postponements thereof, with all powers the undersigned would possess if personally present upon the matters set forth on the reverse side hereof.

Date

Signature

Signature

Note: Please date and sign exactly as your name appears hereon. If acting as an executor, administrator, trustee, guardian, etc., you should so indicate. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each stockholder should sign.

Back of Card

The Board of Directors recommends a vote “FOR” the following proposals:

1. Proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to effect a 1-for-5,000 reverse stock split (the “Reverse Stock Split”), all as described in the Company’s proxy statement dated [           ], 2009.

For

Against

Abstain

☐

☐

☐

2. Proposal to amend the Company’s Restated Certificate to effect, immediately after the Reverse Stock Split, a 5,000-for-1 forward stock split, all as described in the Company’s proxy statement dated [            ], 2009.

For

Against

Abstain

☐

☐

☐

The proxies are authorized to vote upon such other matters as may properly come before the meeting. Each properly executed proxy will be voted as directed by the stockholder(s).  If no direction is given, such shares will be voted FOR Proposals No. 1 and No. 2, and in the discretion of the proxies on any other matters that may properly come before the meeting.